Filed electronically with the Securities and Exchange Commission on January 29, 1999
                                                              File No. 33-18477
                                                              File No. 811-5385

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

                           Pre-Effective Amendment No.                     /   /
                         Post-Effective Amendment No. 23                   / X /
                                     And/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    /   /

         Amendment No.  25                                                 / X /


                            KEMPER VALUE SERIES, INC.
                            -------------------------
                   (Formerly Known as Kemper Value Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 781-1121

                 Philip J. Collora, Vice President and Secretary
                            Kemper Value Series, Inc.
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/   /    Immediately upon filing pursuant to paragraph (b)
/   /    60 days after filing pursuant to paragraph (a) (1)
/   /    75 days after filing pursuant to paragraph (a) (2)
/   /    On __________________ pursuant to paragraph (b)
/   /    On February 1, 1999 pursuant to paragraph (a) (1)
/   /    On __________________ pursuant to paragraph (a) (2) of Rule 485.
/ X /    On February 1, 1999 pursuant to paragraph (a)(3) of Rule 485.

         If Appropriate, check the following box:
/   /    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                 Part C - Page 1

                       KEMPER EQUITY FUNDS -- VALUE STYLE
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999
                                ------------------
                                 CLASS I SHARES
                                ------------------

                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify for which class of shares they are ordering.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee based advisory services that invest at least $1 million in a fund on behalf of each trust; and (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies. Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The primary distinctions among the classes of each fund's shares lie in their initial and contingent deferred sales charge schedules and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. Class I shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Also, there is no administrative services fee charged to

February 1, 1999

Class I shares. As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

The following information supplements the indicated sections of the prospectus.

PAST PERFORMANCE

The charts and tables contained in the accompanying prospectus provide some indication of the risks of investing in the funds by illustrating how the funds have performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. Additional financial information for those funds which currently have Class I shares outstanding is set forth below.

Average Annual Total Returns -- Class I shares

                                                                      Inception
For periods ended December 31, 1998        One Year   Life of Class    of Class
-----------------------------------        --------   -------------   ---------

Kemper-Dreman High Return Equity Fund       12.54%       26.98%        11/1/95
Kemper Small Cap Value Fund                (12.28)%      13.32%       10/31/95
S&P 500 Stock Index                         28.60%       29.06%       10/31/95

The Standard & Poor's 500 Composite Stock Price Index is a commonly recognized unmanaged measure of 500 widely held common stocks. Index returns assume reinvestment of dividends and, unlike the fund's returns, do not reflect any fees or expenses.

Fee and Expense information

This information if designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the funds.

Shareholder fees: Fees paid directly from your investment.


                                                                Maximum         Maximum
                                             Sales             Deferred         Sales
                                             Charge             Sales            Charge
                                             (Load)             Charge           (Load)
                                           Imposed on         (Load) (as        Imposed on
                                           Purchases            a % of          Reinvested
                                           (as a % of         redemption        Dividends/
                                         offering price)       proceeds)        Distributions    Redemption Fee  Exchange Fee
                                         ---------------       ---------        -------------    --------------  ------------


Kemper Contrarian Fund                        None               None               None            None            None
Kemper-Dreman High Return Equity Fund         None               None               None            None            None
Kemper Small Cap Value Fund                   None               None               None            None            None

Annual fund operating expenses: Expenses that are deducted from fund assets.


                                                                                         Total Annual
                                                                                             Fund
                                                   Management  Distribution     Other      Operating
                                                      Fee      (12b-1) Fees     Expenses*  Expenses*
                                                      ---      ------------     ---------  ---------

Kemper Contrarian Fund                               0.75%         None         0.16%      0.91%
Kemper-Dreman High Return Equity Fund                0.68%         None         0.08%      0.76%
Kemper Small Cap Value Fund                          0.72%         None         0.14%      0.86%

-----------
* Estimated for Kemper Contrarian Fund since no Class I shares were issued as of the respective fiscal year end.
Example

This example is to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown.


Fees and expenses if you sold shares after:
                                                   1 Year   3 Years   5 Years   10 Years
                                                   ------   -------   -------   --------
 Kemper Contrarian Fund                              $93      $290     $504     $1,120
 Kemper-Dreman High Return Equity Fund               $78      $243     $422      $942
 Kemper Small Cap Value Fund                         $88      $274     $477     $1,061

FINANCIAL HIGHLIGHTS

No financial information is presented for Class I shares of Kemper Contrarian Fund since no Class I shares were issued as of the fiscal year end of the fund.


Kemper-Dreman High Return Equity Fund

                                                                       Eleven
                                                                        months
                                                           Year ended   ended     Year
                                                            November   November   ended     Nov. 1 to
                                                              30,        30,     Dec. 31,    Dec. 31,
CLASS I                                                      1998       1997      1996       1995
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                       $33.51       26.49      21.51     19.90
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .95         .75        .54       .04
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                           3.76        6.81       5.70      2.03
------------------------------------------------------------------------------------------------------
Total from investment operations                             4.71        7.56       6.24      2.07
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                    1.01         .48        .53       .06
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                        1.50         .06        .73       .40
------------------------------------------------------------------------------------------------------
Total dividends                                              2.51         .54       1.26       .46
------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $35.71       33.51      26.49     21.51
------------------------------------------------------------------------------------------------------
Total return (not annualized)                              14.83%       28.71      29.36     10.47
------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                                     .76%         .83        .88       .47
------------------------------------------------------------------------------------------------------
Net investment income                                       2.71%        2.77       2.45      1.99
------------------------------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                                     .76%         .83        .88       .85
------------------------------------------------------------------------------------------------------
Net investment income                                       2.71%        2.77       2.45      1.61
------------------------------------------------------------------------------------------------------



Kemper Small Cap Value Fund

                                                                       Eleven
                                                                        months
                                                           Year ended   ended     Year
                                                            November   November   ended     Nov. 1 to
                                                              30,        30,     Dec. 31,    Dec. 31,
CLASS I                                                      1998       1997      1996       1995
------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                        $22.08       18.40      14.52     14.25
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        .28         .13        .25        --
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                   (3.53)        3.55       4.13      1.11
------------------------------------------------------------------------------------------------------
Total from investment operations                            (3.25)        3.68       4.38      1.11
------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment                              --          --        .07        --
  income
------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                          .70          --        .43       .84
------------------------------------------------------------------------------------------------------
Total dividends                                                .70          --        .50       .84
------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $18.13       22.08      18.40     14.52
------------------------------------------------------------------------------------------------------
Total return (not annualized)                             (15.14)%       20.00      30.28      8.03
------------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                                      .86%         .89        .84       .47
------------------------------------------------------------------------------------------------------
Net investment income                                         .81%         .94       1.34       .28
------------------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                                      .86%         .89        .84       .90
------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .81%         .94       1.34     (.15)
------------------------------------------------------------------------------------------------------

SPECIAL FEATURES

Shareholders of a fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares ofany other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

                           [KEMPER LOGO] KEMPER FUNDS

Kemper Equity Funds
Value Style

PROSPECTUS February 1, 1999

KEMPER EQUITY FUNDS VALUE STYLE
222 South Riverside Plaza, Chicago, Illinois 60606 (800) 621-1048

This prospectus describes a choice of seven funds managed by Scudder Kemper Investments, Inc.

Kemper Contrarian Fund

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Kemper Small Cap Relative Value Fund

Kemper Small Cap Value Fund

Kemper U.S. Growth and Income Fund

Kemper Value Fund*

*   Kemper Value Fund refers to the Kemper shares of Value Fund.


Mutual funds:
o   are not FDIC-insured
o   have no bank guarantees
o   may lose value

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

VALUE STOCK INVESTING

INVESTMENT APPROACH

Each of the funds presented in this prospectus uses a value approach to investing -- that is, they look for common stocks that the investment manager believes are undervalued.

The principal factors considered by a manager in identifying the value of a stock may include:

o     price-to-earnings (P/E) ratio;

o     price-to-book (P/B) ratio;

o     price-to-cash flow (P/CF) ratio; and/or

o     dividend yield.

The objective of value investing is to reduce the risk of owning stocks by investing in companies with sound finances whose current market prices are low in relation to earnings or other measures of value. In determining whether a company's finances are sound, the investment manager considers, among other things, its ability to meet debt obligations as well as other liabilities.

In selecting among stocks for the funds' portfolios, the investment manager may consider factors such as the following about the issuer:

o     financial strength;

o     book-to-market value;

o     earnings growth rates;

o     dividend growth rates;

o     return on equity; and/or

o     estimates of future earnings.

PRINCIPAL RISK FACTORS

There are market and investment risks with any security. The value of an investment in the funds will fluctuate over time and it is possible to lose money invested in the funds.

Stock Market. Each fund's returns and net asset value will go up and down, and it is possible to lose money invested in a fund. Stock market movements will affect the funds' share prices on a daily basis. Declines are possible both in the overall stock market or in the types of securities held by the funds.

Equity Investing. An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the fund participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on


2  Value Stock Investing
investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Value Investing. The determination that a stock is undervalued is subjective; the market may not agree, and the stock's price may not rise to what the investment manager believes is its full value. It may even decrease in value. However, because of the fund's focus on undervalued stocks, the fund's downside risk may be less than with other small company stocks since value stocks are in theory already underpriced.

Portfolio Strategy. The portfolio management team's skill in choosing appropriate investments for the funds will determine in large part the funds' ability to achieve their respective investment objectives.

Inflation. There is a possibility that the rising prices of goods and services may have the effect of offsetting a fund's real return.


                                                        Value Stock Investing  3

ABOUT THE FUNDS

KEMPER CONTRARIAN FUND

Investment objective and strategies

Kemper Contrarian Fund seeks long-term capital appreciation with current income as its secondary objective. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies usually have a minimum market capitalization of $1 billion.
The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividends yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify their growth-equity investments.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.


4  Kemper Contrarian Fund

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.29%
1990..................  -6.08%
1991..................  26.53%
1992..................  11.32%
1993..................   9.07%
1994..................   -.03%
1995..................  44.57%
1996..................  14.42%
1997..................  28.73%
1998..................  19.17%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 18.90% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -20.59% (the third quarter of 1990).

Average Annual Total Returns

For periods ended
December 31, 1998          Class A    Class B    Class C     S&P 500
-----------------          -------    -------    -------     -------
One Year                   12.32%     15.08%     17.92%      28.60%
Five Years                 19.05%        --         --       24.05%
Ten Years                  15.11%        --         --       19.19%
Since Class Inception**    14.64%     21.58%     21.86%           *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                                       Kemper Contrarian Fund  5

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B     Class C
                                             -------      -------     -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)        4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None        None
 Exchange Fee                                 None          None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.75%         0.75%      0.75%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other expenses                              0.62%         0.81%      0.90%
  Total Annual Fund Operating Expenses        1.37%         2.31%      2.40%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $706                 $634                 $343
 3 Years                   $984               $1,021                 $748
 5 Years                 $1,282               $1,435               $1,280
 10 Years                $2,127               $2,193               $2,736


6  Kemper Contrarian Fund

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $706                 $234                 $243
 3 Years                   $984                 $721                 $748
 5 Years                 $1,282               $1,235               $1,280
 10 Years                $2,127               $2,193               $2,736


Principal strategies and investments

The fund invests primarily in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that the investment manager believes have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. All of the research is done in-house and the portfolio management team makes final investment decisions.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 100 to 125 potentially promising candidates for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.


                                                       Kemper Contrarian Fund  7

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


8  Kemper Contrarian Fund

KEMPER-DREMAN FINANCIAL SERVICES FUND

Investment objective and strategies

The fund seeks to provide long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of U.S. common stocks and other equity securities of companies in the financial services sector believed by the Fund's investment manager to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value.

The fund may be a good choice for more aggressive investors seeking to pursue maximum capital appreciation, and for investors who are comfortable with a concentrated investment in financial services stocks and other financial services equity securities.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. The fund's concentration in investments in the financial services sector creates greater risk than investment across various sectors or industries, since the financial, economic, and business developments affecting issuers in this sector may have a greater effect on the fund than if it had not concentrated its assets in the financial services sector. In addition, an investment in the fund may involve significantly greater risks and greater volatility than a diversified equity mutual fund that is invested in issuers in various sectors or industries. The fund is subject to the risk that a particular group of related stocks will decline in price due to sector-specific developments. As a result, the fund should only be considered a long-term investment and part of a well-diversified portfolio.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment.


                                        Kemper-Dreman Financial Services Fund  9

You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                             Class A      Class B      Class C
                                             -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                           5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)      None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                   None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                  None           None         None
 Exchange Fee                                None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B       Class C
                                            -------       -------       -------
 Management Fee                              0.75%         0.75%         0.75%
 Distribution (12b-1) Fees                   None          0.75%         0.75%
 Other Expenses                              0.80%         0.79%         0.76%
 Total Annual Fund Operating Expenses        1.55%         2.29%         2.26%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.14% and Class C to 2.11%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement has been changed for the fiscal year ending September 30, 1999 as follows: the Total Annual Fund Operating Expenses will be limited to 1.30% for Class A, 2.24% for Class B, and 2.21% for Class C, and this arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 0.19%, 0.15% and 0.15% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.14% for Class B and 2.11% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.


10  Kemper-Dreman Financial Services Fund

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $724                 $632                 $329
 3 Years                 $1,036               $1,015                 $706
 5 Years                 $1,371               $1,425               $1,210
 10 Years                $2,314               $2,270               $2,595

Fees and expenses if you did not sell your shares:

                         Class A              Class B               Class C
                         -------              -------               -------
 1 Year                    $724                 $232                 $229
 3 Years                 $1,036                 $715                 $706
 5 Years                 $1,371               $1,225               $1,210
 10 Years                $2,314               $2,270               $2,595

Principal strategies and investments

The Fund concentrates its investments in securities of financial services companies, including:

o     commercial banks;

o     insurance companies;

o     thrifts;

o     consumer finance companies;

o     commercial finance companies;

o     leasing companies;

o     securities brokerage firms;

o     asset management firms; and

o     government-sponsored financial enterprises.

In the opinion of the Fund's investment manager, the Fund offers investors the opportunity to participate in the substantial long-term appreciation potential of companies in the financial services sector.


                                       Kemper-Dreman Financial Services Fund  11

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities of companies in the financial services industry. A company will be considered to be within the financial services industry if at least 50% of its assets, revenues or net income are related to or derived from the financial services industry. Earnings and cash flow analyses as well as a company's conventional dividend payout ratio are important factors in the investment process. The fund may invest up to 35% of its assets in investment-grade corporate debt securities.

The fund invests principally in a diversified portfolio of financial service companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, the financial services industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividends growth of companies and seeks those investments that have had 5- and 10-year track records of consistent above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their P/Es rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 30% of its total assets in foreign securities.


12  Kemper-Dreman Financial Services Fund

For temporary defensive purposes, the fund may invest up to 100% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


                                       Kemper-Dreman Financial Services Fund  13

KEMPER-DREMAN HIGH RETURN EQUITY FUND

Investment objective and strategies

Kemper-Dreman High Return Equity Fund seeks to achieve a high rate of total return. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders. This fund primarily invests in a diversified portfolio of the stocks of large U.S. companies that the investment manager believes to be undervalued. Such companies currently have a median market capitalization of $9 billion.

The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     dividend yields above the market average;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

The fund is managed with a view to achieving a high rate of total return on investors' capital primarily through appreciation of its common stock holdings, options transactions and by acquiring and selling stock index futures and options thereon and, to a lesser extent, through dividend and interest income, all of which are elements of total return.

The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issues in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.


14  Kemper-Dreman High Return Equity Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1989..................  18.45%
1990..................  -8.63%
1991..................  47.57%
1992..................  19.80%
1993..................   9.22%
1994..................   -.99%
1995..................  46.86%
1996..................  28.79%
1997..................  31.92%
1998..................  11.96%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 33.22% (the first quarter of 1991), and the fund's lowest return for a calendar quarter was -22.84% (the third quarter of 1990).

Average Annual Total Returns

  For periods ended
  December 31, 1998          Class A      Class B      Class C        S&P 500
  -----------------          -------      -------      -------        -------
  One Year                    5.52%        8.01%       11.05%         28.60%
  Five Years                 21.12%          --           --          24.05%
  Ten Years                  18.48%          --           --          19.19%
  Since Class Inception**    18.35%       24.61%       25.04%             *

----------

* Index returns for the life of each class: 18.82% (3/31/88) for Class A and 28.88% (8/31/95) for Class B and C shares.

** Inception date for Class A, B and C shares is 3/18/88, 9/11/95 and 9/11/95, respectively.

The Standard and Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                       Kemper-Dreman High Return Equity Fund  15

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B    Class C
                                             -------       -------    -------
  Management Fee                              0.68%         0.68%      0.68%
  Distribution (12b-1) Fees                   None          0.75%      0.75%
  Other Expenses                              0.51%         0.63%      0.58%
  Total Annual Fund Operating Expenses        1.19%         2.06%      2.01%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $609                 $304
 3 Years                   $931                 $946                 $631
 5 Years                 $1,192               $1,308               $1,083
 10 Years                $1,935               $1,961               $2,338

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $689                 $209                 $204
 3 Years                   $931                 $646                 $631
 5 Years                 $1,192               $1,108               $1,083
 10 Years                $1,935               $1,961               $2,338


16  Kemper-Dreman High Return Equity Fund

Principal strategies and investments

The fund invests principally in a diversified portfolio of equity securities that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Standard & Poor's 500 Composite Stock Price Index (S&P 500). After screening for low price-to-earnings ratios, the manager analyzes and compares other value measurements against the market. These include price-to-book value, price-to-cash flow and dividend yield.

The fund's investment approach emphasizes companies that possess strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

The investment manager analyzes earnings and dividend growth of companies and seeks those investments that have had 5- and 10-year track records of consistent, above-market earnings and dividend growth. The fund's style is to own strong companies, not to speculate on weak stocks or potential bankruptcies.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis. This is followed by thorough security analysis of all potential stock selections.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The investment manager also monitors a universe of 100 to 125 potentially promising securities for future investment.

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager may choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

Although the fund does not presently intend to do so, it may invest up to 20% of its total assets in foreign securities.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.


                                       Kemper-Dreman High Return Equity Fund  17

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional risk

Foreign investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


18  Kemper-Dreman High Return Equity Fund

KEMPER SMALL CAP RELATIVE VALUE FUND

Investment objective and strategies

Kemper Small Cap Relative Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued relative to other stocks in the same sector by following a relative value investment strategy. The fund may invest 25% or more of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek to add the higher return potential of small company stocks to their portfolio or those investors who seek to diversify their existing portfolio with small company stocks.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the


                                        Kemper Small Cap Relative Value Fund  19
length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A     Class B      Class C
                                              -------     -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%         None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)          4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None          None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None          None         None
 Exchange Fee                                 None          None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.75%         0.75%       0.75%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses(1)                          11.61%        15.41%      10.93%
  Total Annual Fund Operating Expenses       12.36%        16.91%      12.43%

----------

(1)   Other expenses have been estimated for the current fiscal year.

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.52%, Class B to 2.40% and Class C to 2.37%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. However, the investment manager has agreed to continue to waive 0.25% of its management fee until September 30, 1999. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 10.84%, 14.51% and 10.06% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.52% for Class A, 2.40% for Class B and 2.37% for Class C. The information contained in the above table and the example below reflects the expenses of the


20 Kemper Small Cap Relative Value Fund fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,990               $1,297
 3 Years                 $3,700               $4,525               $3,330

Fees and expenses if you did not sell your shares:

                         Class A              Class B             Class C
                         -------              -------             -------
 1 Year                  $1,697               $1,590               $1,197
 3 Years                 $3,700               $4,225               $3,330

Principal strategies and investments

The fund seeks long-term capital appreciation through a diversified portfolio of small company stocks that the investment manager believes are undervalued. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

The investment manager follows a relative value investment strategy, seeking undervalued small capitalization stocks from each major sector of the small capitalization market as part of a well diversified, risk-managed portfolio. In a relative value investment strategy, stocks are selected based on whether they are undervalued relative to other stocks in the same sector. The relative value strategy allows the fund to invest in all sectors, including technology, healthcare and other areas of the market that typically are underweighted in an absolute value portfolio.

Under normal market conditions, the fund invests at least 65% of its total assets in equity securities of companies that are similar in size to those comprising the Russell 2000 Index. Typically, most companies selected for inclusion in the fund have market capitalizations ranging from approximately $100 million to $1 billion. The fund sells securities of companies that have grown in market



                                        Kemper Small Cap Relative Value Fund  21
capitalization above the maximum of the Russell 2000 Index, as necessary to keep the fund focused on smaller companies.

The investment manager employs quantitative techniques in evaluating potential investments and the impact each would have on the fund's portfolio. The evaluation starts systematically by analyzing a large number of small company stocks to uncover those with attractive valuations. Typically, the stocks selected are:

o undervalued in the market based on measures such as earnings, sales, cash flow and book value;

o     experiencing favorable trends in sales, earnings, growth and prices; and

o     considered to have acceptable financial risk and earnings predictability.

This systematic screening process is intended to enable the investment manager to quickly respond to changes in the marketplace and reassess relative valuations for the fund's holdings in order to make buy and sell decisions.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


22  Kemper Small Cap Relative Value Fund

KEMPER SMALL CAP VALUE FUND

Investment objective and strategies

Kemper Small Cap Value Fund seeks long-term capital appreciation. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

This fund primarily invests in a diversified portfolio of the stocks of small U.S. companies similar in size to those comprising the Russell 2000 Index that the investment manager believes to be undervalued. The investment manager looks for investments with the following attributes:

o     low price-to-earnings ratios;

o     low price-to-book ratios;

o     low price-to-cash flow ratios;

o     sound finances; and

o     perceived intrinsic value through in-depth security analysis.

Although the fund does not invest 25% or more of its total assets in any one industry, it may, from time to time, invest a significant percentage of its total assets in one or more market sectors, such as the financial services sector.

The fund may be appropriate for investors who seek a small capitalization investment to diversify a large capitalization portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Small company risk. While small company stocks have historically outperformed large company stocks, they also have been subject to greater investment risk. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares generally trade less frequently than large companies, it may be more difficult for the fund to buy and sell significant amounts of small company shares without having an unfavorable impact on the shares' stock market price.


                                                 Kemper Small Cap Value Fund  23

Sector investing. To the extent that the fund focuses its investments in a market sector, financial, economic, business and other developments affecting issuers in that sector may have a greater effect on the fund than if it had not focused its assets in that sector.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance.

The information provided in the chart is for Class A shares, and does not reflect sales charges, which reduce return.

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................   2.54%
1994..................    .15%
1995..................  43.29%
1996..................  29.60%
1997..................  20.02%
1998.................. -12.82%

For the period included in the bar chart, the fund's highest return for a calendar quarter was 16.94% (the fourth quarter of 1992), and the fund's lowest return for a calendar quarter was -24.07% (the third quarter of 1998).

Average Annual Total Returns

  For periods ended                                                     Russell
  December 31, 1998          Class A      Class B      Class C        2000 Index
  -----------------          -------      -------      -------        ----------
  One Year                   -17.81%      -16.22%      -13.60%          -2.55%
  Five Years                 12.89%         --           --             11.87%
  Ten Years                    --           --           --               --
  Since Class Inception**    13.08%        7.40%        8.00%              *

----------

* Index returns for the life of each class: 13.83% (5/31/92) for Class A and 11.67% (8/31/95) for Class B and C Shares.

** Inception date for Class A, B and C shares is 5/22/92, 9/11/95 and 9/11/95, respectively.

The Russell 2000 Index is a capitalization-weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.


24  Kemper Small Cap Value Fund

Fee and Expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B      Class C
                                              -------      -------      -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None         None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%           1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None         None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None         None
 Exchange Fee                                 None           None         None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.72%         0.72%       0.72%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              0.70%         0.87%       0.81%
  Total Annual Fund Operating Expenses        1.42%         2.34%       2.28%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.


                                                 Kemper Small Cap Value Fund  25

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $637                 $331
 3 Years                   $999               $1,030                 $712
 5 Years                 $1,307               $1,450               $1,220
 10 Years                $2,179               $2,235               $2,615

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $711                 $237                 $231
 3 Years                   $999                 $730                 $712
 5 Years                 $1,307               $1,250               $1,220
 10 Years                $2,179               $2,235               $2,615

Principal strategies and investments

The fund seeks long-term capital appreciation by investing principally in a diversified portfolio of undervalued small company equity securities. The investment manager invests in companies whose prices appear to be temporarily depressed due to short-term fundamental factors. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock markets in general or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the company.

Under normal market conditions, the fund invests at least 65% of its total assets in securities of companies that are similar in size to those comprising the Russell 2000 Index. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

The investment manager applies a disciplined investment approach for selecting holdings for the fund. The first stage of the process seeks investments with low price-to-earnings ratios in relationship to the market as measured by the Russell 2000 Index. After the manager screens for low price-to-earnings ratios, he analyzes and compares other value measurements against the market. These include price-to-book value and price-to-cash flow.

The fund's investment approach emphasizes companies that posses strong financial positions. Considerable time is spent seeking potential investments that have strong potential for long-term growth.

After the portfolio stock universe is refined, the investment manager applies fundamental analysis.

The investment manager follows all stocks in the fund's portfolio on an intensive ongoing basis. The manager also monitors a universe of 25 to 175 potentially promising candidates for future investment

The investment manager sells stocks or determines a strategy for selling stocks as their price-to-earnings ratios rise above that of the market. The manager then


26  Kemper Small Cap Value Fund
replaces them with other low price-to-earnings stocks. The manager may also choose to sell a stock if the company's long-term fundamentals change unexpectedly for the worse. A stock will also be sold if the company performs below the investment manager's expectations for three to four years.

For temporary defensive purposes, the fund may invest up to 50% of its assets in high-grade debt securities, cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                                 Kemper Small Cap Value Fund  27

KEMPER U.S. GROWTH AND INCOME FUND

Investment objective and strategies

Kemper U.S. Growth and Income Fund seeks to provide long-term growth of capital, current income and growth of income. Except as otherwise indicated, the fund's investment objectives and policies may be changed without a vote of shareholders.

The fund primarily invests in a diversified portfolio of common stocks of large U.S. companies that (i) offer the prospect for growth of earnings while paying current dividends and (ii) the investment manager believes are undervalued. Companies in which the fund invests generally are similar in size with the median capitalization of companies represented in the Standard & Poor's 500 Composite Stock Price Index (S&P 500). The investment manager believes that, over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value.

The fund may be appropriate for investors who seek a conservative value holding to add to their portfolio.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B    Class C
                                              -------      -------    -------
 Maximum Sales Charge (Load)
   Imposed on Purchases (as % of
   offering price)                            5.75%          None       None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%         1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None       None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None       None
 Exchange Fee                                 None           None       None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year.


28  Kemper U.S. Growth And Income Fund

Annual fund operating expenses: Expenses that are deducted from fund assets.

                                             Class A       Class B     Class C
                                             -------       -------     -------
  Management Fee                              0.60%         0.60%       0.60%
  Distribution (12b-1) Fees                   None          0.75%       0.75%
  Other Expenses                              1.99%         2.14%       1.90%
  Total Annual Fund Operating Expenses        2.59%         3.49%       3.25%

Subject to the qualification described below, Scudder Kemper Investments, Inc. has agreed to temporarily reimburse certain operating expenses to the extent necessary to limit the fund's "Total Annual Fund Operating Expenses" of Class A shares to 1.36%, Class B to 2.01% and Class C to 1.99%; provided, however, transfer agency fees and related out-of-pocket expenses will not be subject to this reimbursement. Therefore, if transfer agency fees and related out-of-pocket expenses were to exceed the limits upon Total Operating Expenses for a particular class during the period of the reimbursement (contrary to current estimates), such expenses would be charged to the class in the actual amount incurred and Total Annual Fund Operating Expenses for the class would exceed the limits described above during the period. This arrangement may be discontinued at any time. As a result, for the fiscal year ended September 30, 1998, "Total Annual Fund Operating Expenses" were reduced by 1.23%, 1.48% and 1.26% for Class A, Class B and Class C and actual total annual fund operating expenses were 1.36% for Class A, 2.01% for Class B and 1.99% for Class C. The information contained in the above table and the example below reflects the expenses of the fund without taking into account any applicable fee waivers and/or reimbursements.

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $752                 $428
 3 Years                 $1,334               $1,371               $1,001
 5 Years                 $1,871               $2,012               $1,698
 10 Years                $3,331               $3,380               $3,549


                                          Kemper U.S. Growth And Income Fund  29

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $822                 $352                 $328
 3 Years                 $1,334               $1,071               $1,001
 5 Years                 $1,871               $1,812               $1,698
 10 Years                $3,331               $3,380               $3,549

Principal strategies and investments

The fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by U.S. common stocks and other domestic equity securities. It maintains a diversified portfolio of equity securities of companies with higher-than-average dividend payouts. These companies, many of which are mainstays of the U.S. economy, may offer prospects for future growth of earnings and dividends, and therefore may offer investors attractive long-term investment opportunities. The fund will invest at least 80% of its assets in the equity securities of U.S. issuers.

In the investment manager's opinion, this subset of higher relative yielding stocks identified by applying these criteria offers the potential for returns over time that are greater than or equal to the S&P 500, at less risk than this market index. The investment manager believes these favorable risk and return characteristics exist because the higher dividends offered by these stocks may act as a "cushion" when markets are volatile and because stocks with higher relative yields tend to sell at more attractive valuations (e.g., lower price-to-earning ratios and lower price-to- book ratios).

Once this subset of higher relative yielding stocks is identified, the investment manager conducts a fundamental analysis of each company's financial strength, profitability, projected earnings, sustainability of dividends, competitive outlook, and ability of management. The fund's portfolio may include stocks that are out of favor in the market, but which, in the opinion of the investment manager, offer compelling valuations and potential for long-term appreciation in price and dividends.

In order to diversify the fund's portfolio among different industry sectors, the investment manager evaluates how each sector reacts to broad economic factors such as interest rates, inflation, Gross Domestic Product, and consumer spending.

The investment manager has disciplined criteria for selling stocks as well. When the investment manager determines that the relative yield of a stock has declined excessively below the yield of the S&P 500, or that the relative yield is at the lower end of the stock's historic range, the stock generally is sold from the fund's portfolio. Similarly, if the investment manager's fundamental analysis determines that the payment of the stock's dividend is at risk, or that market expectations for the stock are unreasonably high, the stock is generally targeted for sale.

In summary, the investment manager applies disciplined buy and sell criteria, fundamental company and industry analysis, and economic forecasts in


30  Kemper U.S. Growth And Income Fund
managing the fund to pursue long-term price appreciation and income with a tendency for lower overall volatility than the market, as measured by the S&P 500.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.


                                          Kemper U.S. Growth And Income Fund  31

KEMPER VALUE FUND

Investment objective and strategies

Value Fund seeks long-term growth of capital through investment in undervalued equity securities. Except as otherwise indicated, the fund's investment objective and policies may be changed without a vote of shareholders.

The fund invests in the stock of companies that the investment manager believes are undervalued in the marketplace in relation to current and estimated future earnings and dividends. These companies generally sell at price-to-earnings ratios below the market average, as defined by the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

The fund may be appropriate for investors who seek a core holding to establish the foundation of a value-oriented portfolio or a value fund to diversify an existing growth-equity portfolio.

This prospectus contains information regarding Class A, B and C shares of the fund.

Principal risks

The fund's principal risks are associated with investing in the stock market, equity and value investing, the investment manager's skill in managing the fund's portfolio and inflation risk. You will find a discussion of these risks under "Value Stock Investing" at the front of this prospectus.

Past performance

The chart and table below provide some indication of the risks of investing in the fund by illustrating how the fund has performed from year to year, and comparing this information to a broad measure of market performance. Of course, past performance is not necessarily an indication of future performance. The fund currently offers four classes of shares. The original class of shares is designated Class S. This prospectus sets forth information about Class A, B and
C. Because Class A, B and C commenced operating during the course of 1998, the performance information set forth below is for Class S shares, and does not reflect sales charges, which reduce return. All share classes invest in the same underlying portfolio of securities and have the same management team. Because of different fees and expenses, performance of share classes will differ.


32  Kemper Value Fund

Total returns for years ended December 31

[The following table was depicted as a bar chart in the printed material.]

1993..................  11.60%
1994..................   1.65%
1995..................  30.17%
1996..................  22.99%
1997..................  35.35%
1998..................  11.90%

For the period included in the bar chart, the Class S Shares highest return for a calendar quarter was 17.07% (the fourth quarter of 1998), and the Class S Shares lowest return for a calendar quarter was -15.34% (the third quarter of 1998).

Average annual total returns

 For periods ended                                                Russell 1000
 December 31, 1998                 Fund            S&P 500         Value Index
 -----------------                 ----            -------         -----------

 One Year                         11.90%            28.72%           15.65%
 Five Years                       19.77%            24.08%           20.84%
 Since Inception (12/31/92)       18.36%            21.62%           20.39%

The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange and the American Stock Exchange, and traded on the Nasdaq Stock Market, Inc. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

Fee and expense information

The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the fund. Each class of shares has a different set of transaction fees, which will vary based on the length of time you hold shares in the fund and the amount of your investment. You will find details about fee discounts and waivers in the Buying shares and Choosing a share class -- Special features sections of this prospectus.


                                                           Kemper Value Fund  33

Shareholder fees: Fees paid directly from your investment.

                                              Class A      Class B     Class C
                                              -------      -------     -------
 Maximum Sales Charge (Load) Imposed
   on Purchases (as % of offering price)      5.75%          None        None
 Maximum Deferred Sales Charge
   (Load) (as % of redemption proceeds)       None(1)         4%          1%
 Maximum Sales Charge (Load)
   Imposed on Reinvested
   Dividends/Distributions                    None           None        None
 Redemption Fee (as % of amount
   redeemed, if applicable)                   None           None        None
 Exchange Fee                                 None           None        None

----------

(1) The redemption of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1% during the first year and 0.50% during the second year. Annual fund operating expenses: Expenses that are deducted from fund assets.

                                            Class A       Class B      Class C
                                            -------       -------      -------
 Management Fee                              0.70%         0.70%        0.70%
 Distribution (12b-1) Fees                   None          0.75%        0.75%
 Other Expenses                              0.64%         0.67%        0.66%
 Total Annual Fund Operating Expenses        1.34%         2.12%        2.11%

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $627                 $317
 3 Years                   $425                 $991                 $661
 5 Years                   $734               $1,139               $1,134
 10 Years                $1,613               $2,452               $2,441

Fees and expenses if you did not sell your shares:

                         Class A              Class B              Class C
                         -------              -------              -------
 1 Year                    $136                 $215                 $214
 3 Years                   $425                 $664                 $661
 5 Years                   $734               $1,370               $1,134
 10 Years                $1,613               $2,452               $2,441


34  Kemper Value Fund

Principal strategies and investments

The fund invests at least 80% of its assets in equity securities, primarily common stocks of medium- to large-sized domestic companies with annual revenues or market capitalization of at least $1 billion. The investment manager uses in-depth fundamental research and a proprietary computerized quantitative model to identify companies that are currently undervalued in relation to current and estimated future earnings and dividends. The investment process also involves an assessment of business risk, including analysis of:

o     the strength of a company's balance sheet;

o     the accounting practices a company follows;

o     the volatility of a company's earnings over time; and

o the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

While a broad range of investments is considered, only those that, in the investment manager's opinion, are selling at comparatively large discounts to intrinsic value are purchased for the fund. It is anticipated that the prices of the fund's investments will rise as a result of both earnings growth and rising price-earnings ratios over time.

The fund is distinctive in the manner in which it combines systematic valuation techniques with intensive, traditional fundamental research. In addition to identifying undervalued securities, the quantitative model also provides the discipline required to identify and sell appreciated securities as their prices rise to reflect their earnings potential. The model relies on the investment manager's independent equity research efforts for estimates of future earnings and dividend growth and proprietary quality ratings, an important measure of risk.

While the fund emphasizes U.S. investments, it can invest its assets in securities of foreign companies which meet the same criteria applicable to the fund's domestic investments.

For temporary defensive purposes, the fund may invest without limit in cash and cash equivalents. Because this defensive policy differs from the fund's investment objective, the fund may not achieve its goals during a defensive period.

While not principal investments or strategies of the fund, the fund may utilize other investments and investment techniques that may impact fund performance, including options, futures and other strategic transactions.

More information about investments and strategies is provided in the Statement of Additional Information. Of course, there can be no guarantee that by following these strategies, the fund will achieve its objective.

Additional principal risks

Foreign Investing. Investing in foreign securities, and to a greater extent emerging markets, involves risks in addition to those associated with investing


                                                           Kemper Value Fund  35
in securities in the U.S. To the extent that investments are denominated in foreign currencies, adverse changes in the values of foreign currencies may have a significant negative effect on any returns from these investments. Investing in foreign securities exposes the fund to an increased risk of political and economic instability.

Other risks of investing in foreign securities include: limited information, higher brokerage costs, different accounting standards and thinner trading markets as compared to U.S. markets.


36  Kemper Value Fund

INVESTMENT MANAGER

The funds retain the investment management firm of Scudder Kemper Investments, Inc., Two International Place, Boston, MA, to manage their daily investment and business affairs subject to the policies established by the funds' Boards. Scudder Kemper Investments, Inc. actively manages the funds' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide. It manages more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee. Fees paid for each fund's most recently completed fiscal year are shown below:

                                          As a % of average daily net assets
                                          ----------------------------------
 Kemper Contrarian Fund                                 0.75%
 Kemper-Dreman High Return Equity Fund                  0.68%
 Kemper Small Cap Value Fund                            0.72%
 Kemper Value Fund                                      0.70%

Kemper Small Cap Relative Value Fund and Kemper-Dreman Financial Services Fund each pay Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                              Annual Fee Rate
 --------------------                              ---------------
 0-250,000,000                                          0.75%
 250,000,000-1,000,000,000                              0.72%
 1,000,000,000-2,500,000,000                            0.70%
 2,500,000,000-5,000,000,000                            0.68%
 5,000,000,000-7,500,000,000                            0.65%
 7,500,000,000-10,000,000,000                           0.64%
 10,000,000,000-12,500,000,000                          0.63%
 More than 12,500,000,000                               0.62%

Kemper U.S. Growth and Income Fund pays Scudder Kemper Investments, Inc. a (graduated) monthly investment management fee at the following annual rate:

 Applicable Assets($)                           Annual Fee Rate
 --------------------                           ---------------
 0-250,000,000                                       0.60%
 250,000,000-1,000,000,000                           0.57%
 1,000,000,000-2,500,000,000                         0.55%
 More than 2,500,000,000                             0.63%


                                                          Investment Manager  37

For Kemper Small Cap Relative Value Fund, the investment manager has agreed to waive 0.25% of its management fee until September 30, 1999.

Pursuant to a sub-advisory agreement with Scudder Kemper Investments, Inc., Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the sub-adviser for the Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund and receives a fee for its services from Scudder Kemper Investments. Founded in 1977, Dreman Value Management, L.L.C. manages over $7 billion in assets.

Dreman Value Management, L.L.C. manages the investment and reinvestment of the Kemper-Dreman High Return Equity Fund's and Kemper-Dreman Financial Services Fund's assets, in accordance with their investment objectives, policies and limitations, subject to the supervision of Scudder Kemper Investments and the Board of Directors. Dreman Value Management, L.L.C. receives a fee for its services from Scudder Kemper Investments, Inc.

Scudder Kemper Investments, Inc. pays Dreman Value Management, L.L.C. for its services a sub-advisory fee for each of Kemper-Dreman High Return Equity Fund and Kemper-Dreman Financial Services Fund, payable monthly, at the annual rate of 0.24% of the first $250 million of the fund's average daily net assets; 0.23% of the average daily net assets between $250 million and $1 billion; 0.224% of average daily net assets between $1 billion and $2.5 billion; 0.218% of average daily net assets between $2.5 billion and $5 billion; 0.208% of average daily net assets between $5 billion and $7.5 billion; 0.205% of average daily net assets between $7.5 billion and $10 billion; 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion.

In addition, Scudder Kemper Investments, Inc. has guaranteed to pay a minimum of $8 million to Dreman Value Management, L.L.C. during each of the calendar years of 2000, 2001 and 2002 that Dreman Value Management, L.L.C. serves as sub-adviser.


38  Investment Manager

PORTFOLIO MANAGEMENT

The following investment professionals are associated with the funds as indicated:

Kemper Contrarian Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas F. Sassi,                1997         Joined Scudder Kemper in 1996. He
Lead Portfolio Manager                       began his investment career in
                                             1971. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for an
                                             unaffiliated life insurance and
                                             investment management firm.

Frederick L. Gaskin,            1997         Joined Scudder Kemper in 1996. He
Portfolio Manager                            began his investment career in
                                             1986. Prior to joining Scudder
                                             Kemper he was a Vice President and
                                             Portfolio Manager for a bank.
--------------------------------------------------------------------------------

Kemper-Dreman Financial Services Fund

Kemper-Dreman High Return Equity Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
David N. Dreman, Lead           1988         Chairman of Dreman Value
Portfolio Manager                            Management, L.L.C. since 1977. He
                                             is a pioneer of the philosophy of
                                             contrarian investing (buying what
                                             is out of favor) and a leading
                                             proponent of the low P/E investment
                                             style. He is a columnist for Forbes
                                             and the author of several books on
                                             the value style of investing. He
                                             began his investment career in
                                             1957.
--------------------------------------------------------------------------------

Kemper Small Cap Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Thomas H. Forester,             1997         Joined Scudder Kemper in 1997. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1988. Prior to joining Scudder
                                             Kemper he was a Senior Vice
                                             President and Senior Portfolio
                                             Manager at an unaffiliated
                                             investment management company.

Steven T. Stokes,               1997         Joined Scudder Kemper in 1996. He
Co-Lead Portfolio                            began his investment career in
Manager                                      1986. Prior to joining Scudder
                                             Kemper he was an equity analyst and
                                             part of the portfolio management
                                             team at an unaffiliated investment
                                             company.
--------------------------------------------------------------------------------


                                                          Investment Manager  39

Kemper Small Cap Relative Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
James M. Eysenbach,             1998         Joined Scudder Kemper in 1986
Lead Portfolio Manager                       serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Philip S. Fortuna,              1998         Joined Scudder Kemper in 1991
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1984.

Calvin S. Young,                1998         Joined Scudder Kemper in 1990
Portfolio Manager                            serving as a portfolio manager on
                                             various affiliated mutual funds. He
                                             began his investment career in
                                             1988.
--------------------------------------------------------------------------------

Kemper U.S. Growth and Income Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Lori J. Ensinger, Lead          1998         Joined Scudder Kemper in 1993. She
Portfolio Manager                            began her investment career in
                                             1983. Prior to joining Scudder
                                             Kemper she was a Senior Portfolio
                                             Manager who managed portfolios for
                                             both institutions and individuals
                                             for an unaffiliated investment
                                             management firm.

Robert T. Hoffman,              1998         Joined Scudder Kemper in 1990. He
Portfolio Manager                            began his investment career in
                                             1985. Prior to joining Scudder
                                             Kemper he was Assistant State
                                             Treasurer for the state of New
                                             Jersey.

Benjamin W. Thorndike,          1998         Joined Scudder Kemper in 1983. He
Portfolio Manager                            began his investment career in
                                             1980. Prior to joining Scudder
                                             Kemper he was an investment officer
                                             for a bank.
--------------------------------------------------------------------------------


40  Investment Manager

Kemper Value Fund

Name & Title              Joined the Fund    Background
--------------------------------------------------------------------------------
Donald E. Hall,                 1992         Joined Scudder Kemper in 1982. He
Lead Portfolio Manager                       began his investment career in
                                             1982. Prior to joining Scudder
                                             Kemper he received an M.B.A. from
                                             Harvard Business School after
                                             working as a sales engineer for an
                                             international aluminum products
                                             manufacturer.

William J. Wallace,             1992         Joined Scudder Kemper in 1987. He
Portfolio Manager                            began his investment career in
                                             1981. Prior to joining Scudder
                                             Kemper he performed product
                                             management and client relations for
                                             a variety of trustee banks.
--------------------------------------------------------------------------------

Year 2000 readiness

Like other mutual funds and financial and business organizations worldwide, the funds could be adversely affected if computer systems on which a fund rely, which primarily include those used by the investment manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the funds' business and operations, such as problems with calculating net asset value and difficulties in implementing a fund's purchase and redemption procedures. The investment manager has commenced a review of the Year 2000 Issue as it may affect the funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by a fund or on global markets or economies generally.

Euro conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each fund. The Euro was introduced on January 1, 1999 by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a fund's holdings is negative, it could hurt the fund's performance.


                                                          Investment Manager  41

ABOUT YOUR INVESTMENT

CHOOSING A SHARE CLASS

Each fund provides investors with the option of purchasing shares in the following ways:

--------------------------------------------------------------------------------
Class A Shares         Offered at net asset value plus a maximum sales charge
                       of 5.75% of the offering price. Reduced sales charges apply to purchases of $50,000 or more. Class A shares purchased at net asset value under the Large Order NAV
                       Purchase Privilege may be subject to a 1% contingent deferred sales charge if re deemed within one year of purchase and a .50% contingent deferred sales change if redeemed during the second year of purchase.

Class B Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1 distribution fee and a contingent deferred sales charge that declines from 4% to zero on certain redemptions made within six years of purchase. Class B shares automatically convert into Class A shares (which have lower ongoing expenses) six years after purchase.

Class C Shares         Offered at net asset value without an initial
                       sales charge, but subject to a 0.75% Rule 12b-1
                       distribution fee and a 1% contingent deferred sales
                       charge on redemptions made within one year of purchase.
                       Class C shares do not convert into another class.
--------------------------------------------------------------------------------

When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares. Each class of shares represents interests in the same portfolio of investments of a fund.

The decision as to which class to choose depends on a number of factors, including the amount and intended length of the investment. Investors that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. For more information about these sales arrangements, consult your financial representative or Kemper Service Company, the Shareholder Service Agent. Be aware that financial services firms may receive different compensation depending upon which class of shares they sell.

Rule 12b-1 plan

Each fund has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and the Class C shares that are used by the transfer agent to pay for distribution and other services provided to shareholders of those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charges


42  About Your Investment
permitted by the National Association of Securities Dealers, although Kemper Distributors, Inc. believes that it is unlikely, in the case of Class B shares, because of the automatic conversion feature of those shares

SPECIAL FEATURES

Class A Shares -- Combined Purchases. Each fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of most Kemper Funds.

Class A Shares -- Letter of Intent. The same reduced sales charges for Class A shares also apply to the aggregate amount of purchases made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by Kemper Distributors. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period.

Class A Shares -- Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a fund being purchased, the value of all Class A shares of the above mentioned Kemper Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares -- Large Order NAV Purchase Privilege. Class A shares of a fund may be purchased at net asset value by any purchaser provided that the amount invested in such fund or other Kemper Mutual Funds totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combiner Purchases," "Letter of Intent" and "Cumulative Discount" features described above (the "Large Order NAV Purchase Privilege").

Exchange Privilege -- General. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds. Shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services.

For purposes of determining any contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.


                                                       About Your Investment  43

BUYING SHARES

You may purchase shares of a fund by contacting the securities dealer or other financial services firm from whom your received this prospectus.

CLASS A SHARES

Public Offering Price Including Sales Charge

                                                     Sales Charge
                                                     ------------
                                             As a % of           As a % of Net
 Amount of Purchase                        Offering Price      Amount Invested*
 ------------------                        --------------      ----------------
 Less than $50,000                              5.75%              6.10%
 $50,000 but less than $100,000                 4.50               4.71%
 $100,000 but less than $250,000                3.50               3.63%
 $250,000 but less than $500,000                2.60               2.67%
 $500,000 but less than $1 million              2.00               2.04%
 $1 million and over                            0.00**             0.00**

----------

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

NAV Purchases

Class A shares of a fund may be purchased at net asset value by:

o shareholders in connection with the investment or reinvestment of income and capital gain dividends

o a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees

o     any purchaser with Kemper Funds investment totals of at least $1,000,000

o unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs

o officers, trustees, directors, employees (including retirees) and sales representatives of a fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm

o registered representatives and employees of broker-dealers having selling group agreements with Kemper Distributors or any trust, pension, profit-sharing or other benefit plan for only such persons


44  About Your Investment

o     officers, directors, and employees of service agents of the funds

o members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL)

o selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to the funds pursuant to an agreement with Kemper Distributors or one of its affiliates

o certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with Kemper Distributors, for themselves or members of their families

o in connection with the acquisition of the assets of or merger or consolidation with another investment company

o shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families or any trust, pension, profit-sharing or other benefit plan for only such persons

o persons who purchase shares of the fund through Kemper Distributors as part of an automated billing and wage deduction program administered by RewardsPlus of America

o through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms, acting solely as agent for their clients, that adhere to certain standards established by Kemper Distributors, including a requirement that such shares be purchased for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class A shares purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares being redeemed, excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of:

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled


                                                       About Your Investment  45

      (as evidenced by a determination by the federal Social Security Administration)

o redemptions by a participant-directed qualified retirement plan or a participant-directed non-qualified deferred compensation plan or a participant-directed qualified retirement plan which is not sponsored by a K-12 school district

o redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent or its affiliates

o redemptions of shares whose dealer of record at the time of the investment notifies Kemper Distributors that the dealer waives the commission applicable to such Large Order NAV Purchase.

Rule 12b-1 Fee

None

Exchange Privilege

Class A shares may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange.

Class A shares purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Fund or a Money Market Fund without paying any contingent deferred sales charge. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed.

CLASS B SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

-------------------------------------------------------------------------------
Year of Redemption
After Purchase:          First    Second    Third    Fourth     Fifth     Sixth
-------------------------------------------------------------------------------
Contingent Deferred
Sales Charge:             4%        3%        3%       2%        2%         1%
-------------------------------------------------------------------------------

The contingent deferred sales charge will be waived:

o for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts)


46  About Your Investment

o for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2

o     for redemptions made pursuant to a systematic withdrawal plan

o in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed

o in the event of the death of the shareholder (including a registered joint owner)

The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent:

o redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege)

o redemptions in connection withy retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a fund)

o redemptions in connection with distributions qualifying under the hardship provisions of the Code

o     redemptions representing returns of excess contributions to such plans.

Rule 12b-1 Fee

0.75%

Conversion Feature

Class B shares of a fund will automatically convert to Class A shares of the same fund six years after issuance on the basis of the relative net asset value per share. Shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.

Exchange Privilege

Class B shares of a fund and Class B shares of most Kemper Funds may be exchanged for each other at their relative net asset values without a contingent deferred sales charge.


                                                       About Your Investment  47

CLASS C SHARES

Public Offering Price

Net asset value per share without any sales charge at the time of purchase.

Contingent Deferred Sales Charge

o A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The contingent deferred sales charge will be waived in the event of:

o redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457

o redemptions by employer sponsored employee benefit plans (or their participants) using the subaccount record keeping system made available through the Shareholder Service Agent

o redemption of shares of a shareholder (including a registered joint owner) who has died

o redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration)

o redemptions under a fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account

o redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly

o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Rule 12b-1 Fee

0.75%

Conversion Feature

None

Exchange Privilege

Class C shares of a fund and Class C shares of most Kemper Funds may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge.


48  About Your Investment

SELLING AND EXCHANGING SHARES

General

Contact your securities dealer or other financial services firm to arrange for share redemptions or exchanges.

Any shareholder may require a fund to redeem his or her shares. When shares are held for the account of a shareholder by the funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557.

An exchange of shares entails the sale of fund shares and subsequent purchase of shares of another Kemper Fund.

The rate of the contingent deferred charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received, For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Share certificates

When certificates for shares have been issued, they must be mailed to or deposited with Kemper Service Company, the Shareholder Service Agent along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed. The redemption request and stock power must be signed exactly as the account is registered, including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Reinvestment privilege

Under certain circumstances, a shareholder who has redeemed Class A shares may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares. The reinvestment privilege may be terminated or modified at any time. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption.


                                                       About Your Investment  49

DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions

Kemper Contrarian Fund, Kemper U.S. Growth and Income Fund and Kemper-Dreman High Return Equity Fund normally distribute quarterly dividends of net investment income. Kemper Small Cap Value Fund, Kemper Small Cap Relative Value Fund and Kemper Value Fund normally distribute annual dividends of net investment income. The Kemper-Dreman Financial Services Fund normally distributes dividends of net investment income semi-annually. Each fund distributes any net realized short-term and long-term capital gains at least annually.

Income and capital gain dividends, if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, except that, upon written request to Kemper Service Company, to the Shareholder Service Agent, a shareholder may select one of the following options:

1. To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.    To receive income and capital gain dividends in cash.

Any dividends of a fund that are reinvested will normally be reinvested in shares of the same class of that same fund. However, upon written request to Kemper Service Company, the Shareholder Service Agent, you may choose to have dividends of a fund invested in shares of the same class of another Kemper Fund at the net asset value of that class and fund. To use this privilege, you must maintain a minimum account value of $1,000 in the fund distributing the dividends. The funds will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the same fund unless you request that such policy not be applied to your account.

Distributions are generally taxable, whether received in cash or reinvested.

Taxes

Dividends from net investment income and net short-term capital gains, if any, are taxable to you as ordinary income. Long-term capital gains distributions, if any, are taxable to you as long-term capital gains, regardless of how long you have owned shares. Short-term capital gains and any other taxable income distributions are taxable to you as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations.

A dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, is taxable to you.


50  About Your Investment

A sale or exchange of your shares is a taxable event and may result in a capital gain or loss which may be long-term or short term, generally depending on how long you owned the shares.

Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January are taxable to you as if paid on December 31 of the calendar year in which they were declared.

The fund sends you detailed tax information about the amount and type of its distributions by January 31 of the following year.

Each fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Any such withheld amounts may be credited against your U.S. federal income tax liability.

You may be subject to state, local and foreign taxes on fund distributions and dispositions of fund shares. You should consult your tax advisor regarding the particular tax consequences of an investment in a fund.

TRANSACTION INFORMATION

Share price

Scudder Fund Accounting Corporation determines the net asset value per share of the funds as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the funds' assets. If reliable market prices are not readily available for a security or if a security's price is not considered to be market indicative, that security may be valued by another method that the Board or its delegate believes accurately reflects fair value. In those circumstances where a security's price is not considered to be market indicative, the security's valuation may differ from an available market quotation.

The net asset value per share of each fund is the value of one share and is determined separately for each class by dividing the value of a fund's net assets attributable to that class, less all liabilities, by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of a fund will generally be lower than that of the Class A shares of a fund because of the higher annual expenses borne by the Class B and Class C shares.

To the extent that a fund invests in foreign securities, these securities may be listed on foreign exchanges that trade on days when the fund does not price its shares. As a result, the net asset value per share of a fund may change at a time when shareholders are not able to purchase or redeem their shares.


                                                       About Your Investment  51

Processing time

All requests to buy and sell shares that are received in good order by the funds' transfer agent by the close of regular trading on the New York Stock Exchange are executed at the net asset value per share calculated at the close of trading that day (subject to any applicable sales load or contingent deferred sales charge). Orders received by dealers or other financial services firms prior to the determination of net asset value and received by the funds' transfer agent prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Payment for shares you sell will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request. If you have share certificates, these must accompany your order in proper form for transfer. When you place an order to sell shares for which the fund may not yet have received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), the fund may delay transmittal of the proceeds until it has determined that collected funds have been received for the purchase of such shares. This may be up to 10 days from receipt by a fund of the purchase amount. The redemption of shares within certain time periods may be subject to contingent deferred sales charges, as noted above.

Signature guarantees

A signature guarantee is required unless you sell $50,000 or less worth of shares (prior to the imposition of any contingent deferred sales charge) and the proceeds are payable to the shareholders of record at the address of record. You can obtain a guarantee from most brokerage houses and financial institutions, although not from a notary public. The funds will normally send you the proceeds within one business day following your request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The funds and Kemper Distributors, Inc. each reserves the right to reject purchases of fund shares (including exchanges) for any reason, including when there is evidence of a pattern of frequent purchases and sales made in response to short-term fluctuations in a fund's share price. The funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each fund may temporarily suspend the offering of its shares or a class of its shares to new investors. During the period of such suspension, persons who are already shareholders normally are permitted to continue to purchase additional shares and to have dividends reinvested.

Minimum balances

The minimum initial investment for each fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an


52  About Your Investment

Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Because of the high cost of maintaining small accounts, the funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through Kemper Service Company, the Shareholder Service Agent.

Third party transactions

If you buy and sell shares of a fund through a member of the National Association of Securities Dealers, Inc. (other than the funds' distributor, Kemper Distributors), that member may charge a fee for that service. This prospectus should be read in connection with such firms' material regarding their fees and services.

Redemption-in-kind

The funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities ("redemption in kind"). These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.


                                                       About Your Investment  53

FINANCIAL HIGHLIGHTS

The tables below are intended to help you understand the funds' or certain classes of a fund's financial performance for the periods reflected below. Certain information reflects financial results for a single fund share. The total return figures show what an investor in a fund (or certain classes of a fund) would have earned (or lost) assuming reinvestment of all distributions. This information, for all funds except Value Fund, has been audited by Ernst & Young LLP. With respect to Value Fund, this information has been audited by Pricewaterhouse Coopers LLP. The report of each of the auditors, along with the fund's financial statements, are included in the funds' annual reports, which are available upon request by calling the Kemper Funds at 1-800-621-1048.

Kemper Contrarian Fund

                                                    Eleven
                                         Year       months
                                         ended      ended
                                        November   November
                                           30,        30,        Year ended December 31,
CLASS A                                   1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $21.13     16.93       16.20     12.18     13.62
----------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .28       .23         .23       .26       .28
----------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.48      4.25        2.07      5.05      (.28)
----------------------------------------------------------------------------------------
Total from investment
  operations                              3.76      4.48        2.30      5.31        --
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .27       .20         .22       .24       .28
----------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.72       .08        1.35      1.05      1.16
----------------------------------------------------------------------------------------
Total dividends                           1.99       .28        1.57      1.29      1.44
----------------------------------------------------------------------------------------
Net asset value, end of period          $22.90     21.13       16.93     16.20     12.18
----------------------------------------------------------------------------------------
Total return (not annualized)            19.51%    26.58       14.42     44.57      (.03)
----------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.23      1.25      1.25
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.56      1.85      1.89
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.37%     1.35        1.25      1.66      1.42
----------------------------------------------------------------------------------------
Net investment income                     1.36%     1.47        1.54      1.44      1.71
----------------------------------------------------------------------------------------


54  Financial Highlights

                                                          Eleven
                                              Year        months
                                              ended        ended        Year     Sept. 11
                                             November     November     ended        to
                                                30,          30,      Dec. 31,   Dec. 31,
CLASS B                                        1998         1997        1996       1995
----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period           $21.08        16.92      16.20      15.26
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .08          .08        .11        .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain               3.46         4.22       2.07       1.85
----------------------------------------------------------------------------------------
Total from investment operations                 3.54         4.30       2.18       1.92
----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         .08          .06        .11        .07
----------------------------------------------------------------------------------------
  Distribution from net realized gain            1.72          .08       1.35        .91
----------------------------------------------------------------------------------------
Total dividends                                  1.80          .14       1.46        .98
----------------------------------------------------------------------------------------
Net asset value, end of period                 $22.82        21.08      16.92      16.20
----------------------------------------------------------------------------------------
Total return (not annualized)                   18.32%       25.44      13.61      12.83
----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                         2.31%        2.26       2.11       2.00
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .68        .88
----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                         2.31%        2.26       2.34       2.36
----------------------------------------------------------------------------------------
Net investment income                             .42%         .56        .45        .52
----------------------------------------------------------------------------------------


                                                        Financial Highlights  55

                                                            Eleven
                                                 Year       months
                                                ended        ended        Year        Sept. 11
                                               November     November     ended           to
                                                  30,          30,       Dec. 31,     Dec. 31,
CLASS C                                          1998         1997        1996         1995
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period            $21.06         16.90       16.20        15.26
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .05           .06         .11          .08
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                3.47          4.20        2.05         1.85
---------------------------------------------------------------------------------------------
Total from investment operations                  3.52          4.26        2.16         1.93
---------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income          .04           .02         .11          .08
---------------------------------------------------------------------------------------------
  Distribution from net realized gain             1.72           .08        1.35          .91
---------------------------------------------------------------------------------------------
Total dividends                                   1.76           .10        1.46          .99
---------------------------------------------------------------------------------------------
Net asset value, end of period                  $22.82         21.06       16.90        16.20
---------------------------------------------------------------------------------------------
Total return (not annualized)                    18.25%        25.26       13.51        12.85
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                          2.40%         2.47        2.12         1.95
---------------------------------------------------------------------------------------------
Net investment income                              .33%          .35         .67          .93
---------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                          2.40%         2.47        2.80         2.31
---------------------------------------------------------------------------------------------
Net investment income (loss)                       .33%          .35        (.01)         .57
---------------------------------------------------------------------------------------------

                                                        Eleven
                                           Year          months
                                          ended          ended
                                         November       November
                                            30,            30,             Year ended December 31,
                                           1998           1997           1996      1995       1994
-------------------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                        $263,713         178,115         77,592         25,482         12,983
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                64%             77             95             30             16
-------------------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


56  Financial Highlights

Kemper-Dreman Financial Services Fund

                                                          For the period from March 9, 1998
                                                            (commencement of operations)
                                                                to November 30, 1998
                                                          CLASS A      CLASS B      CLASS C
---------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                      $9.50         9.50          9.50
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                              .03         (.01)         (.01)
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain                          .12          .10           .12
---------------------------------------------------------------------------------------------
Total from investment operations                            .15          .09           .11
---------------------------------------------------------------------------------------------
Net asset value, end of period                            $9.65         9.59          9.61
---------------------------------------------------------------------------------------------
Total return (not annualized)                              1.58%         .95          1.16
---------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the fund                              1.36%        2.14          2.11
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .55%        (.23)         (.20)
---------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                   1.55%        2.29          2.26
---------------------------------------------------------------------------------------------
Net investment income (loss)                                .36%        (.38)         (.35)
---------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period (in thousands)                                           $224,161
---------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                    5%
---------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive a portion of its management fee and absorb certain operating expenses of the fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  57

Kemper-Dreman High Return Equity Fund

                                                     Eleven
                                          Year       months
                                         ended       ended
                                        November    November
                                           30,         30,         Year ended December 31,
CLASS A                                   1998         1997       1996      1995       1994
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                $33.52        26.52      21.49      15.11      15.50
------------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income                    .73          .54        .39        .26        .25
------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                             3.80         6.89       5.75       6.76       (.39)
------------------------------------------------------------------------------------------------
Total from investment
  operations                              4.53         7.43       6.14       7.02       (.14)
------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        .86          .37        .38        .24        .25
------------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           1.50          .06        .73        .40         --
------------------------------------------------------------------------------------------------
Total dividends                           2.36          .43       1.11        .64        .25
------------------------------------------------------------------------------------------------
Net asset value, end of period          $35.69        33.52      26.52      21.49      15.11
------------------------------------------------------------------------------------------------
Total return (not annualized)            14.25%       28.15      28.79      46.86       (.99)
------------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.25       1.25
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.55       1.58
------------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                  1.19%        1.22       1.21       1.57       1.39
------------------------------------------------------------------------------------------------
Net investment income                     2.28%        2.38       2.12       1.23       1.44
------------------------------------------------------------------------------------------------


58  Financial Highlights

                                                       Eleven
                                             Year       months
                                             ended      ended       Year      Sept. 11
                                            November   November    ended         to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS B                                       1998       1997       1996       1995
---------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.37       26.44     21.47     19.45
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .31       .19       .07
---------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.75        6.84      5.72      2.41
---------------------------------------------------------------------------------------
Total from investment operations                4.20        7.15      5.91      2.48
---------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .56         .16       .21       .06
---------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
---------------------------------------------------------------------------------------
Total dividends                                 2.06         .22       .94       .46
---------------------------------------------------------------------------------------
Net asset value, end of period                $35.51       33.37     26.44     21.47
---------------------------------------------------------------------------------------
Total return (not annualized)                  13.22%      27.10     27.63     12.88
---------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.20      2.00
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.13       .61
---------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.06%       2.12      2.31      2.35
---------------------------------------------------------------------------------------
Net investment income                           1.41%       1.48      1.02       .26
---------------------------------------------------------------------------------------


                                                        Financial Highlights  59

                                                       Eleven
                                             Year       months
                                             ended      ended       Year     Sept. 11
                                            November   November     ended       to
                                               30,        30,      Dec. 31,   Dec. 31,
CLASS C                                       1998       1997       1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $33.38       26.45     21.48     19.45
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                          .45         .32       .20       .09
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain              3.79        6.83      5.72      2.41
-----------------------------------------------------------------------------------------
Total from investment operations                4.24        7.15      5.92      2.50
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income        .58         .16       .22       .07
-----------------------------------------------------------------------------------------
  Distribution from net realized gain           1.50         .06       .73       .40
-----------------------------------------------------------------------------------------
Total dividends                                 2.08         .22       .95       .47
-----------------------------------------------------------------------------------------
Net asset value, end of period                $35.54       33.38     26.45     21.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                  13.32%      27.10     27.66     12.94
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.01%       2.10      2.22      1.95
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.11       .66
-----------------------------------------------------------------------------------------
Other ratios to average net assets
(annualized)
Expenses                                        2.01%       2.10      2.33      2.30
-----------------------------------------------------------------------------------------
Net investment income                           1.46%       1.50      1.00       .31
-----------------------------------------------------------------------------------------

                                                         Eleven
                                               Year      months
                                               ended      ended
                                              November   November
                                                30,        30,         Year ended December 31,
                                               1998       1997       1996      1995       1994
--------------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                            $5,188,621   2,931,721   737,834    98,196     35,005
--------------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                       7%          5        10        18         12
--------------------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the year ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


60  Financial Highlights

Kemper Small Cap Relative Value Fund

                                                         For the period from May 6, 1998
                                                           (commencement of operations)
                                                              to September 30, 1998
                                                       CLASS A       CLASS B         CLASS C
------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                    $9.50          9.50            9.50
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                      --          (.03)           (.03)
------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (1.93)        (1.93)          (1.92)
------------------------------------------------------------------------------------------------
Total from investment operations                        (1.93)        (1.96)          (1.95)
------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.57          7.54            7.55
------------------------------------------------------------------------------------------------
Total return (not annualized)                          (20.32)%      (20.63)         (20.53)
------------------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                            1.52%         2.40            2.37
------------------------------------------------------------------------------------------------
Net investment loss                                      (.15)%       (1.03)          (1.00)
------------------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                                12.36%        16.91           12.43
------------------------------------------------------------------------------------------------
Net investment loss                                    (10.99)%      (15.54)         (11.06)
------------------------------------------------------------------------------------------------
Supplemental data for all classes
------------------------------------------------------------------------------------------------
Net assets at end of period                                                         $1,757,385
------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                     7%

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.


                                                        Financial Highlights  61

Kemper Small Cap Value Fund

                                                  Eleven
                                        Year       months
                                        ended      ended
                                       November   November
                                          30,        30,         Year ended December 31,
CLASS A                                  1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                               $21.83        18.28     14.50     10.85      11.23
-----------------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income
  (loss)                                  .06          .05       .14      (.02)        --
-----------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss)                           (3.39)        3.50      4.14      4.64        .02
-----------------------------------------------------------------------------------------------
Total from investment
  operations                            (3.33)        3.55      4.28      4.62        .02
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net
  investment income                        --           --       .07        --         --
-----------------------------------------------------------------------------------------------
  Distribution from net
  realized gain                           .70           --       .43       .97        .40
-----------------------------------------------------------------------------------------------
Total dividends                           .70           --       .50       .97        .40
-----------------------------------------------------------------------------------------------
Net asset value, end of period         $17.80        21.83     18.28     14.50      10.85
-----------------------------------------------------------------------------------------------
Total return (not annualized)          (15.69)%      19.42     29.60     43.29        .15
-----------------------------------------------------------------------------------------------
Ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.31      1.25       1.25
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .87      (.16)      (.03)
-----------------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                 1.42%        1.32      1.47      1.83       1.82
-----------------------------------------------------------------------------------------------
Net investment income (loss)              .25%         .51       .71      (.74)      (.61)
-----------------------------------------------------------------------------------------------


62  Financial Highlights

                                                          Eleven
                                                          months
                                             Year ended    ended      Year     Sept. 11
                                              November    November    ended       to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS B                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.46        18.14      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.04)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.31)        3.36       4.11       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.43)        3.32       4.12       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.33        21.46      18.14      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.45)%      18.30      28.54      (2.52)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.34%        2.34       2.12       2.00
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.67)%       (.51)       .06       (.99)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.34%        2.34       2.49       2.39
-----------------------------------------------------------------------------------------
Net investment loss                             (.67)%       (.51)      (.31)     (1.38)
-----------------------------------------------------------------------------------------


                                                        Financial Highlights  63

                                                          Eleven
                                                          months
                                             Year ended    ended      Year      Sept. 11
                                              November    November   ended         to
                                                 30,         30,     Dec. 31,   Dec. 31,
CLASS C                                         1998        1997      1996       1995
-----------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period          $21.51        18.17      14.48      15.75
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (.12)        (.03)       .01       (.02)
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      (3.30)        3.37       4.14       (.41)
-----------------------------------------------------------------------------------------
Total from investment operations               (3.42)        3.34       4.15       (.43)
-----------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income         --           --        .03         --
-----------------------------------------------------------------------------------------
  Distribution from net realized gain            .70           --        .43        .84
-----------------------------------------------------------------------------------------
Total dividends                                  .70           --        .46        .84
-----------------------------------------------------------------------------------------
Net asset value, end of period                $17.39        21.51      18.17      14.48
-----------------------------------------------------------------------------------------
Total return (not annualized)                 (16.37)%      18.38      28.77      (2.51)
-----------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses                                        2.28%        2.24       2.06       1.95
-----------------------------------------------------------------------------------------
Net investment income (loss)                    (.61)%       (.41)       .12       (.94)
-----------------------------------------------------------------------------------------
Other ratios to average net assets
  (annualized)
Expenses                                        2.28%        2.24       2.19       2.35
-----------------------------------------------------------------------------------------
Net investment loss                             (.61)%       (.41)      (.01)     (1.34)
-----------------------------------------------------------------------------------------

                                                      Eleven
                                            Year      months
                                            ended     ended
                                          November   November
                                             30,        30,         Year ended December 31,
                                            1998       1997       1996      1995       1994
-----------------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period
  (in thousands)                          $980,411  1,263,144   273,222    31,606     6,931
-----------------------------------------------------------------------------------------------
Portfolio turnover rate
  (annualized)                                  50%        83        23        86       140
-----------------------------------------------------------------------------------------------

Notes: Per share data for the year ended December 31, 1996 were determined based on average shares outstanding. Total return does not reflect the effect of any sales charges.

Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


64  Financial Highlights

Kemper U.S. Growth and Income Fund

                                                 For the period from January 30, 1998
                                                     (commencement of operations)
                                                         to September 30, 1998
                                                   CLASS A      CLASS B     CLASS C
--------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of
  period                                            $9.50        9.50      9.50
--------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .07         .03       .03
--------------------------------------------------------------------------------------
  Net realized and unrealized loss                   (.38)       (.38)     (.38)
--------------------------------------------------------------------------------------
Total from investment operations                     (.31)       (.35)     (.35)
--------------------------------------------------------------------------------------
Less distributions from net investment income         .07         .03       .03
--------------------------------------------------------------------------------------
Net asset value, end of period                      $9.12        9.12      9.12
--------------------------------------------------------------------------------------
Total return (not annualized)                       (3.36)%     (3.72)    (3.71)
--------------------------------------------------------------------------------------
Ratios to average net assets (annualized)
Expenses absorbed by the Fund                        1.36%       2.01      1.99
--------------------------------------------------------------------------------------
Net investment income                                1.56%        .91       .93
--------------------------------------------------------------------------------------
Other ratios to average net assets (annualized)
Expenses                                             2.59%       3.49      3.25
--------------------------------------------------------------------------------------
Net investment income (loss)                          .33%       (.57)     (.33)
--------------------------------------------------------------------------------------
Supplemental data for all classes
Net assets at end of period                                            $18,563,000
--------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                        93%
--------------------------------------------------------------------------------------

Note: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.


                                                        Financial Highlights  65

Kemper Value Fund

                                                   For the period April 16, 1998
                                                      (commencement of sale of
                                            Class A , B and C shares) to August 31, 1998
                                                 CLASS A      CLASS B       CLASS C
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $25.42        $25.42        $25.42
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                             .07           .00           .01
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                     (4.30)        (4.31)        (4.30)
----------------------------------------------------------------------------------------
Total from investment operations                  (4.23)        (4.31)        (4.29)
----------------------------------------------------------------------------------------
Net asset value, end of period                   $21.19        $21.11        $21.13
----------------------------------------------------------------------------------------
Total return (%) (b)                             (16.64)**     (16.96)**     (16.88)**
----------------------------------------------------------------------------------------
Ratios and supplemental data
Net assets, end of period ($ millions)               28            18             3
----------------------------------------------------------------------------------------
Ratio of operating expenses, net to average
  daily net assets (%)                             1.34*         2.12*         2.11*
----------------------------------------------------------------------------------------
Ratio of net investment income to
  average daily net assets (%)                      .86*          .03*          .08*
----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        47.0          47.0          47.0
----------------------------------------------------------------------------------------

(a)   Based on monthly average shares outstanding during the period.

(b)   Total return does not reflect the effect of any sales charges.

*     Annualized

**    Not annualized


66  Financial Highlights

Additional information about the funds may be found in the Statement of Additional Information, the Shareholder Services Guide and in shareholder reports. Shareholder inquiries may be made by calling Kemper at the toll-free telephone number listed below. The Statement of Additional Information contains more information on fund investments and operations. The Shareholder Services Guide contains more information about purchases and sales of fund shares. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the funds' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other fund documents may be obtained without charge from the following sources:

--------------------------------------------------------------------------------
By Phone         Call Kemper at: 1-800-621-1048
--------------------------------------------------------------------------------
By Mail          Kemper Distributors, Inc.
                 222 South Riverside Plaza
                 Chicago, IL 60606-5808

                 or

                 Public Reference Section
                 Securities and Exchange Commission
                 Washington, D.C. 20549-6009

                 (a duplication fee is charged)
--------------------------------------------------------------------------------
In Person        Public Reference Room
                 Securities and Exchange Commission,
                 Washington, D.C.

                 (Call 1-800-SEC-0330
                 for more information).
--------------------------------------------------------------------------------
By Internet      http://www.sec.gov

                 http://www.kemper.com
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file numbers:

 Kemper Contrarian Fund                            811-5385
 Kemper-Dreman Financial Services Fund             811-08599
 Kemper-Dreman High Return Equity Fund             811-5385
 Kemper Small Cap Relative Value Fund              811-08393
 Kemper Small Cap Value Fund                       811-5385
 Kemper U.S. Growth and Income Fund                811-08393
 Kemper Value Fund                                 811-1444

[PRINTED WITH SOY INK LOGO]  [RECYCLE LOGO] Printed on recycled paper

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1999

                   Kemper Contrarian Fund ("Contrarian Fund")
        Kemper-Dreman High Return Equity Fund ("High Return Equity Fund")
              Kemper Small Cap Value Fund ("Small Cap Value Fund")
     Kemper Small Cap Relative Value Fund ("Small Cap Relative Value Fund")

               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048


     This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated February 1, 1999. The prospectus may be obtained without charge from the Funds by calling the number listed above or the firm from which the prospectus was obtained.


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS                                                        2
INVESTMENT POLICIES AND TECHNIQUES                                             3
PORTFOLIO TRANSACTIONS                                                         7
INVESTMENT MANAGER AND UNDERWRITER                                             9
PURCHASE, REPURCHASE AND REDEMPTION OF SHARES                                 18
NET ASSET VALUE                                                               30
DIVIDENDS AND TAXES                                                           31
PERFORMANCE                                                                   33
OFFICERS AND BOARD MEMBERS                                                    42
SHAREHOLDER RIGHTS                                                            48

The financial statements appearing in each Funds' 1998 Annual Reports to Shareholders are incorporated herein by reference. The Annual Reports for each of those Funds accompanies this document.


DRE-13 (5/98)     printed on recycled paper

INVESTMENT RESTRICTIONS


Each Fund has adopted certain fundamental investment restrictions which cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.


Each Fund has elected to be classified as a diversified series of an open-end investment company.

A Fund may not, as a fundamental policy:


1. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investment secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate as acquired as a result of the Fund's ownership of securities.

6. Purchase physical commodities or contracts relating to physical commodities.

7. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval.


The Funds (other than Small Cap Relative Value Fund) may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.


2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act.


3. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

4. Mortgage, pledge, or hypothecate any assets except in connection with borrowings in amounts not in excess of the lesser of the amount borrowed or 10% of the value of its total assets at the time of such borrowing; provided that the Funds may enter into futures contracts and related options. Optioned securities are not considered to be pledged for purposes of this limitation.

5. Invest more than 10% of the value of its net assets in illiquid securities, including restricted securities and repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available.

6.    Invest in oil, gas or mineral exploration or development programs

The Small Cap Relative Value Fund may not, as a non-fundamental policy:

1. Invest for the purpose of exercising control over management of any company.


2. Invest its assets in securities of any investment company, except by open market purchases, including an ordinary broker's commission, or in connection with a merger, acquisition of assets, consolidation or reorganization, and any investments in the securities of other investment companies will be in compliance with the 1940 Act.


3. Invest more than 15% of the value of its net assets in illiquid securities.

4. Mortgage, pledge or hypothecate any assets except in connection with borrowings or in connection with options and futures contracts.

5. Purchase securities on margin or make short sales of securities, provided that the Funds may enter into futures contracts and related options and make initial and variation margin deposits in connection therewith.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

INVESTMENT POLICIES AND TECHNIQUES

General. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

While it is anticipated that under normal circumstances all Funds will be fully invested, in order to conserve assets during temporary defensive periods when the investment manager deems it appropriate, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. Investments in such interest-bearing securities will be for temporary defensive purposes only.

Common Stocks. Each Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Each Fund may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which a Fund may invest include bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

Repurchase Agreements. Each Fund may invest in repurchase agreements, under which it acquires ownership of a security and the broker-dealer or bank agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. In addition, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book-Entry System. Repurchase agreements will be limited to transactions with financial institutions believed by the investment manager to present minimal credit risk. The investment manager will monitor on an on-going basis the creditworthiness of the broker-dealers and banks with which the Funds may engage in repurchase agreements. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of each Fund's limitation on illiquid securities. The Contrarian, High Return Equity and Small Cap Value Funds will not invest more than 10%, and the Small Cap Relative Value Fund will not invest more than 15%, of the value of their net assets in illiquid securities.

Depository Receipts. Each Fund may invest up to 20% of its assets in securities of foreign companies through the acquisition of American Depository Receipts ("ADRs") as well as through the purchase of securities of foreign companies that are publicly traded in the United States. ADRs are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs.

Borrowing. Each Fund is authorized to borrow from banks in amounts not in excess of 10% of their respective total assets (the Small Cap Relative Value Fund is authorized to borrow from banks in amounts not in excess of one-third (1/3) of its total assets), although they do not presently intend to do so. If, in the future, they do borrow from banks, they would not purchase additional securities at any time when such borrowings exceed 5% of their respective net assets.

Small Cap Securities. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the share value of the Small Cap Value Fund and the Small Cap Relative Value Fund may be more volatile than the shares of a fund that invests in larger capitalization stocks.

Derivatives. In addition to options and financial futures transactions, consistent with its objective, each Fund may invest in a broad array of financial instruments and securities in which the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index or an interest rate ("derivatives"). Derivatives are most often used in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly (often because it is more efficient or less costly than direct investment). There is no guarantee that these results can be achieved through the use of derivatives. The types of derivatives used by each Fund and the techniques employed by the investment manager may change over time as new derivatives and strategies are developed or regulatory changes occur.

      Options on Securities. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund (other than the Contrarian Fund) may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write, and the Small Cap Relative Value Fund may also purchase, spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the Small Cap Relative Value Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times the Small Cap Relative Value Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the Fund is able to fix the cost of acquiring the security, this being the cost of the downturn in the market, because the Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

      Over-the-Counter Options. The Small Cap Relative Value Fund may deal in over-the-counter traded options ("OTC options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing in illiquid securities.

         Options on Securities Indices. Each Fund may write call options on securities indices, and each Fund other than the Contrarian Fund may write put options on securities indices, and the Small Cap Relative Value Fund may purchase call and put options on securities indices, in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also deal in options on other appropriate indices as available. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Small Cap Relative Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

      Financial Futures Contracts. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

      Options on Financial Futures Contracts. Each Fund may write call options on financial futures contracts; each Fund other than the Contrarian Fund may write put options on financial futures contracts; and the Small Cap Relative Value Fund may purchase call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by the Small Cap Relative Value Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Lending Portfolio Securities. A Fund may lend its portfolio securities to brokers, dealers and institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a portfolio can increase its income by the receipt of interest on the loan. Any gain or loss in the market value of the securities loaned that might occur during the term of the loan would accrue to the Fund. Securities' loans will be made on terms which require that (a) the borrower pledge and maintain (on a daily basis) with the Fund collateral consisting of cash, a letter of credit or United States Government securities having a value at all times not less than 100% of the value of the securities loaned, (b) the loan can be terminated by the Fund at any time, (c) the Fund receives reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments), and (d) any distributions on the loaned securities must be paid to the Fund. The Fund will not lend its securities if, as a result, the aggregate of such loans exceeds 33% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors or Board of Trustees, as applicable. While voting rights may pass with the loaned securities, if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Each Fund does not intend to lend any of its securities if as a result more than 5% of the net assets of the Fund would be on loan.

Warrants. Each Fund may invest in warrants up to 5% of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Regulatory Restrictions. To the extent required to comply with applicable regulation, when purchasing a futures contract or writing a put option, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities that the Fund holds or intends to purchase.

PORTFOLIO TRANSACTIONS

Scudder Kemper Investments, Inc.


Allocation of brokerage is supervised by Scudder Kemper Investments, Inc. ("the Adviser").

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds and not all such information is used by the Adviser in connection with the Funds. Conversely, such information provided to The Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

Each Fund's Board members review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.


Each Fund's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Purchases and sales are made for a Fund's portfolio whenever necessary, in management's opinion, to meet a Fund's objective.

Dreman Value Management, L.L.C.


Under the sub-advisory agreement between The Adviser and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity Fund's securities. At times investment decisions may be made to purchase or sell the same investment securities of the Fund and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Fund. On the other hand, the ability of the Fund to participate in volume transactions may produce better executions for the Fund in some cases. The Board members believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.


DVM, in effecting purchases and sale of portfolio securities for the account of the Fund, will implement the Fund's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Fund and of other funds managed by The Adviser and its affiliates, as well as to those firms that provide market, statistical and other research information to the Fund and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) and procedures adopted by the Board, the Fund could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by The Adviser to DVM is not reduced because these research services are received.


Brokerage Commissions


The table below shows total brokerage commissions paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods and for the most recent fiscal period, the percentage thereof that was allocated to firms based upon research information provided. The table below also shows total brokerage commission paid by Small Cap Relative Value Fund from [May 6, 1998 (commencement of operations)] to September 30, 1998.


[TO BE UPDATED]                                    Allocated to firms Based
Fund                            Fiscal 1998       on Research in Fiscal 1998       Fiscal 1997*6           Fiscal 1996
----                            -----------          -----------------------       -------------           -----------
Contrarian Fund                        $                     %                      $243,000               $157,000
High Return Equity Fund                $                     %                    $1,432,000               $489,000
Small Cap Value Fund                   $                     %                    $1,339,000               $365,000
Small Cap Relative Value Fund          $                     %

*     January 1, 1997 - November 30, 1997.

INVESTMENT MANAGER AND UNDERWRITER


INVESTMENT MANAGER. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, is the investment manager of each Fund. The Adviser is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Pursuant to an investment management agreement, Scudder Kemper Investments, Inc. acts as the investment adviser of each Fund, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as Board members or officers of the Funds if elected to such positions. The investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the directors (except those who are affiliates of the Adviser or its affiliates), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. Each Fund bears the expenses of registration of its shares with the SEC, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states.

The investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the Board members who are not parties to such agreement or interested persons of any such party except in their capacity as Board members of the Fund, and (b) by the shareholders or the Board of the Fund. The investment management agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares of each Fund for that Fund, and will terminate automatically upon assignment.


Responsibility for overall management of each Fund rests with its Board members and officers. Professional investment supervision is provided by The Adviser. The investment management agreements provide that The Adviser shall act as each Fund's investment adviser, manage its investments and provide it with various services and facilities. At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Funds, and Scudder changed it name to The Adviser Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in The Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholder initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Funds' existing investment management agreements with The Adviser was deemed to have been assigned and, therefore, terminated. The Board has approved new investment management agreements with The Adviser, which are substantially identical to the current investment management agreements, except for the dates of execution and termination. This agreements became effective upon the termination of the then current investment management agreements and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.


The current investment management fee rates are payable monthly at the annual rates shown below:

                                                                                              Small Cap
                                                      High Return Equity     Small Cap      Relative Value
   Average Daily Net Assets       Contrarian Fund            Fund            Value Fund          Fund
   ------------------------       ---------------            ----            ----------          ----
$0 - $250 million                      0.75%                 0.75%              0.75%            0.75%
$250 million - $1 billion              0.72                  0.72               0.72             0.72
$1 billion - $2.5 billion              0.70                  0.70               0.70             0.70
$2.5 billion - $5 billion              0.68                  0.68               0.68             0.68
$5 billion - $7.5 billion              0.65                  0.65               0.65             0.65
$7.5 billion - $10 billion             0.64                  0.64               0.64             0.64
$10 billion - $12.5 billion            0.63                  0.63               0.63             0.63
Over $12.5 billion                     0.62                  0.62               0.62             0.62

From August 24, 1995 through November 30, 1997, the Contrarian, High Return Equity and Small Cap Value Funds paid the former adviser an investment management fee calculated at the same annual rate as that currently paid by the Funds. Prior to August 24, 1995, the Contrarian, High Return Equity and Small Cap Value Funds paid a second former adviser an investment management fee calculated at the annual rate of 1.00% of average daily net assets of the Fund up to $1 billion in net assets and 0.75% thereafter.

The table below shows the total investment management fees paid by the Contrarian, High Return Equity and Small Cap Value Funds for the last three fiscal periods; and by Small Cap Relative Value Fund for the period of May 6, 1998 to September 30, 1998.


Fund                                      Fiscal 1998*                  Fiscal 1997*                   Fiscal 1996
----                                      ------------                  ------------                   -----------
Contrarian Fund                            $1,660,000                     $903,000                      $400,000
High Return Equity Fund                   $29,284,000                  $12,084,000                    $2,430,000
Small Cap Value Fund                       $8,166,000                   $5,160,000                     $ 943,000
Small Cap Relative Value Fund**                $3,000                          n/a                           n/a


*     January 1, 1997 - November 30, 1997.


**May 6, 1998 - September 30, 1998

[The Adviser has agreed to waive temporarily a portion of its management fee for the Small Cap Relative Value Fund to the extent described in the prospectus.]

HIGH RETURN EQUITY FUND SUB-ADVISER. Dreman Value Management, L.L.C. ("DVM"), Three Harding Road, Red Bank, New Jersey 07701, is the sub-adviser for the High Return Equity Fund. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and The Adviser. DVM was formed in April 1997 and has served as sub-adviser for the Fund since August 1997.

Under the terms of the Sub-Advisory Agreement, DVM manages the investment and reinvestment of the High Return Equity Fund's portfolio and will provide such investment advice, research and assistance as The Adviser may, from time to time, reasonably request.

The Adviser pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.24% of the first $250 million of the Fund's average daily net assets, 0.23% of the average daily net assets between $250 million and $1 billion, 0.224% of average daily net assets between $1 billion and $2.5 billion, 0.218% of average daily net assets between $2.5 billion and $5 billion, 0.208% of average daily net assets between $5 billion and $7.5 billion, 0.205% of average daily net assets between $7.5 billion and $10 billion, 0.202% of average daily net assets between $10 billion and $12.5 billion and 0.198% of the Fund's average daily net assets over $12 billion. In addition, The Adviser has guaranteed to pay a minimum of $8 million to DVM during each of the calendar years 2000, 2001 and 2002 that DVM serves as sub-adviser.


The table below shows the total sub-advisory fees paid by the High Return Equity Fund for the last three fiscal periods.

Fund                     Fiscal 1998*       Fiscal 1997*        Fiscal 1996
----                     ------------       ------------        -----------

High Return Equity                 $                 $                  $

The Sub-Advisory Agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the Sub-Advisory Agreement.


The Sub-Advisory Agreement remains in effect until December 31, 2002 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through December 31, 2002 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, and (b) by the shareholders or the Board of the Fund. The Sub- Advisory Agreement may be terminated at any time upon 60 days' notice by The Adviser or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement. DVM may not terminate the Sub-Advisory Agreement prior to July 30, 2000. Thereafter, DVM may terminate the Sub-Advisory Agreement upon 90 days' notice to The Adviser.

FUND ACCOUNTING AGENT. Scudder Fund Accounting Corp. ("SFAC"), a subsidiary of Scudder Kemper Investmnets, Inc., is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Contrarian, High Return Equity and Small Cap Value Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Funds under its agreement with such Funds. The Small Cap Relative Value Fund pays SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. For the fiscal year ended 1998, Small Cap Relative Value Fund did not pay any fees to SFAC.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of The Adviser, and a wholly-owned subsidiary of The Adviser, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund for that Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board or a majority of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of a Fund and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the agreement.


Prior to September 11, 1995, Fund/Plan Broker Services, Inc. ("FBS"), served as the underwriter of Contrarian, High Return Equity and Small Cap Value Funds' shares, pursuant to an underwriting agreement which became effective January 4, 1993. Under the agreement, FBS was the exclusive agent for the Funds' continuous offer of shares. Prior to September 11, 1995, shares of Contrarian, High Return Equity and Small Cap Value Funds were offered to the public at net asset value, without a sales load. No underwriting commissions were associated with sales of Fund shares for the period January 1, 1995 to September 10, 1995.

Class A Shares. KDI receives no compensation from the Funds as principal underwriter for Class A shares and pays all expenses of distribution of each Fund's Class A shares under the distribution agreement not otherwise paid by dealers or other financial services firms. As indicated under "Purchase of Shares," KDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the periods noted.

                                              Commissions Retained by      Commissions Underwriter      Commissions Paid to
Fund                         Fiscal Year            Underwriter               Paid to All Firms          Affiliated Firms
----                         -----------            -----------               -----------------          ----------------
Contrarian Fund                  1998                 $52,000                     581,000$                     $5,000
                                 1997*               $ 90,000                    $ 576,000                        $--
                                 1996                $ 65,000                    $ 462,000                   $ 41,000

High Return Equity Fund          1998              $2,099,000                  $17,133,000                   $228,000
                                 1997*             $3,113,000                  $13,161,000                   $221,000
                                 1996               $ 601,000                  $ 4,531,000                   $356,000

Small Cap Value Fund             1998                $233,000                   $2,515,000                     $57000
                                 1997*              $ 584,000                  $ 4,828,000                   $ 68,000
                                 1996               $ 231,000                  $ 1,734,000                   $114,000

Small Cap Relative Value
Fund**                           1998                  $1,000                       $3,000                         $0


*     Amounts paid from January 1, 1997 through November 30, 1997.

** For the period of [May 6, 1998 (commencement of operations) to September 30, 1998.

Class B Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class B shares. This fee is accrued daily as an expense of Class B shares. KDI also receives any contingent deferred sales charges received on redemptions of Class B shares. See "Redemption or Repurchase of Shares-Contingent Deferred Sales Charge-Class B Shares." KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

Class C Shares. For its services under the distribution agreement, KDI receives a fee from each Fund under a Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of such Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI also receives any contingent deferred sales charges received on redemptions of Class C shares. See "Redemption or Repurchase of Shares--Contingent Deferred Charge--Class C Shares."

Rule 12b-1 Plan. The Funds have adopted plans under Rule 12b-1 that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The table below shows amounts paid in connection with the Contrarian, High Return Equity and Small Cap Value Funds' Rule 12b-1 Plan during the period January 1, 1997 through November 30, 1997.

                       Distribution Expenses             Distribution Fees Paid by           Contingent Deferred Sales
                      Incurred By Underwriter               Fund to Underwriter              Charge Paid to Underwriter
                      -----------------------               -------------------              --------------------------
Fund                   Class B           Class C           Class B           Class C           Class B           Class C
----                   -------           -------           -------           -------           -------           -------
Contrarian Fund                                            648,000           70,000            117,000           3,000

High Return
Equity Fund                                                13,773,000        2,588,000         2,717,000         10,500

Small Cap Value
Fund                                                       3,293,000         803,000           857,000           40,000

Small Cap
Relative Value
Fund*                                                      0                 0                 0                 0

*after expense waiver


If the Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under the Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse KDI for its expenses incurred. (See "Principal Underwriter" for more information.)

Expenses of the Funds and of KDI in connection with the Rule 12b-1 Plans for the Class B and Class C shares are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                                     Total          Distribution
                               Distribution      Contingent    Distribution Fees    Fees Paid by
                               Fees Paid by       Deferred          Paid by         Underwriter
Fund Class         Fiscal        Fund to        Sales Charge     Underwriter to    to Affiliated
B Shares            Year       Underwriter     to Underwriter        Firms             Firms
--------            ----       -----------        -----------        -----             -----
Contrarian Fund    1998          $648,000         127,000             903,000              --
                   1997*       $  353,000          62,000             989,000              --
                   1996        $95,000***          15,000             584,000          15,000

High Return        1998       $14,036,000       2,857,000          34,050,000              --
Equity Fund        1997*       $5,477,000         817,000          29,872,000              --
                   1996       $750,000***         127,000           7,215,000         126,000

Small Cap          1998        $3,293,000         999,000           4,888,000              --
Value Fund         1997*       $1,716,000         221,000           9,907,000              --
                   1996       $191,000***          52,000           2,299,000          47,000

Small Cap**        1998            $1,000                              46,000              --
Relative Value
Fund

                                        Other Distribution Expenses Paid by Underwriter
                                        -----------------------------------------------
                               Advertising                    Marketing       Misc.
Fund Class         Fiscal         and          Prospectus     and Sales     Operating   Interest
B Shares            Year       Literature       Printing       Expenses     Expenses     Expense
--------            ----       ----------       --------       --------     --------     -------
Contrarian Fund    1998         119,000         12,000         231,000      54,000         286,000
                   1997*         96,000          7,000         287,000       7,000         166,000
                   1996         148,000          9,000         293,000      57,000          74,000

High Return        1998       4,192,000        425,000       8,215,000   1,224,000       6,398,000
Equity Fund        1997*      2,812,000        210,000       7,887,000     330,000       2,538,000
                   1996       1,186,000         75,000       2,455,000     468,000         422,000

Small Cap          1998         969,000         94,000       1,736,000      80,000       1,730,000
Value Fund         1997*        867,000         65,000       2,409,000      78,000         810,000
                   1996         391,000         25,000         813,000     134,000         156,000

Small Cap**        1998              --             --          1,000        1,000           1,000
Relative Value
Fund

                                                                     Total          Distribution
                               Distribution      Contingent    Distribution Fees    Fees Paid by
                               Fees Paid by       Deferred          Paid by         Underwriter
Fund Class         Fiscal        Fund to        Sales Charge     Underwriter to    to Affiliated
C Shares            Year       Underwriter     to Underwriter        Firms             Firms
--------            ----       -----------        -----------        -----             -----
Contrarian Fund      1998         $70,000           3,000             73,000            --
                     1997*       $ 29,000           2,000             38,000            --
                     1996     $  2,000***           2,000             15,000            --

High Return          1998      $2,566,000         133,000          2,886,000            --
Equity Fund          1997        $901,000          31,000          1,417,000            --
                     1996     $ 96,000***           3,000            281,000            --

Small Cap            1998        $803,000          63,000            984,000            --
Value Fund           1997*       $392,000          22,000            677,000            --
                     1996        $ 48,000           1,000            130,000            --

Small Cap            1998             $--              --                 --            --
Relative Value
Fund**

                                         Other Distribution Expenses Paid by Underwriter
                                         -----------------------------------------------
                                                               Marketing       Misc.
Fund Class         Fiscal       Advertising     Prospectus     and Sales     Operating    Interest
C Shares            Year       and Literature    Printing       Expenses      Expenses     Expense
--------            ----       --------------    --------       --------      --------     -------
Contrarian Fund      1998         22,000          2,000          44,000        16,000       17,000
                     1997*        12,000          1,000          35,000         9,000        9,000
                     1996         20,000          1,000          41,000         6,000        3,000

High Return          1998        956,000         99,000       1,915,000       292,000      428,000
Equity Fund          1997        565,000         42,000       1,309,000        32,000      150,000
                     1996        202,000         13,000         237,000        55,000       22,000

Small Cap            1998        296,000         29,000         540,000        99,000      185,000
Value Fund           1997*       248,000         19,000         537,000        10,000       69,000
                     1996        103,000          7,000         136,000        35,000       12,000

Small Cap            1998             --             --           1,000            --           --
Relative Value
Fund**

(1) No contingent deferred sales charges have been imposed on Class C shares purchased prior to April 1, 1996.

*     Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from [May 6, 1998 (commencement of operations)] to September 30, 1998.

***   Amounts shown are after expense waiver.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and each Fund, including the payment of service fees. Each Fund pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors in the Funds. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in the Funds' accounts that it maintains and services attributable to Class A shares, commencing with the month after investment. With respect to Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid may include affiliates of KDI.

The following information concerns the administrative services fee paid by each Fund for the fiscal years ended 1998, 1997, and 1996 (except the Small Cap Relative Value Fund which commenced operations on May 6, 1998).


                                Administrative Service Fees Paid by Fund
                                ----------------------------------------
                                                                                                      Service Fees Paid by
                       Fiscal                                              Service Fees Paid by   Administrator to Affiliated
Fund                     Year      Class A       Class B       Class C    Administrator to Firms              Firms
----                     ----      -------       -------       -------    ----------------------              -----
Contrarian Fund          1998      $263,000       214,000     23,000            497,000                         0
                         1997*     $146,000       111,000     10,000            284,000                        --
                         1996    $32,000***        42,000      3,000            114,000                     2,000

High Return Equity       1998    $4,407,000     4,610,000    872,000         10,206,000                    21,000
Fund                     1997*   $1,732,000     1,818,000    299,000          4,879,000                    15,000
                         1996      $304,000       293,000     38,000            941,000                    19,000

Small Cap Value Fund     1998    $1,384,000     1,099,000     266,00          2,586,000                     5,000
                         1997*     $936,000       577,000    130,000          2,042,000                     5,000
                         1996    $42,000***       109,000     19,000            351,000                     6,000

Small Cap Relative       1998            $0           ***       0***              2,000                         0
Value Fund**


*     Amounts paid from January 1, 1997 through November 30, 1997.

** Amounts paid from [May 6, 1998 (commencement of operations)] to September 30, 1998.

***   Amounts shown are after expense waiver.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of a Fund's assets that is in accounts for which a firm of record provides administrative services.


Certain Board members or officers of the Funds are also directors or officers of the Adviser or KDI as indicated under "Officers and Board Members."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 as sub-custodian, have custody of all securities and cash of the Contrarian, High Return Equity and Small Cap Value Funds maintained in the United States. State Street, as custodian, has custody of all securities and cash of the Small Cap Relative Value Fund maintained in the United States. IFTC and State Street attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the transfer agent and dividend-paying agent for the Contrarian, High Return Equity and Small Cap Value Funds. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSVC"), an affiliate of The Adviser, serves as "Shareholder Service Agent" of the Contrarian, High Return Equity and Small Cap Value Funds, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. KSVC also serves as the transfer agent and dividend-paying agent, as well as the Shareholder Service Agent, of the Small Cap Relative Value Fund. IFTC receives as transfer agent for the Contrarian, High Return Equity and Small Cap Value Funds, and pays to KSVC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Contrarian, High Return Equity and Small Cap Value Funds and State Street's custodial fee is reduced by certain earnings credits in favor of the Small Cap Relative Value Fund. KSVC receives as transfer agent for the Small Cap Relative Value Fund, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement. The following shows for each Fund, the shareholder service fees IFTC remitted to KSVC for fiscal year 1998 (except for the Small Cap Relative Value Fund which commenced operations on or about May 6, 1998).

Fund                                  Fees IFTC Paid to KSvC
----                                  ----------------------
Contrarian Fund                              $766,000
High Return Equity Fund                     $9,561,000
Small Cap Value Fund                        $4,007,000
Small Cap Relative Value Fund                 $2,000


INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Contrarian, High Return Equity and Small Cap Value Funds. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts serves as counsel to the Small Cap Relative Value Fund.

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

Alternative Purchase Arrangements. Class A shares of each Fund are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Fund's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                               Annual
                                                             12b-1 Fees
                                                             (as a % of
                                                            average daily
                            Sales Charge                     net assets)                     Other Information
                            ------------                     -----------                     -----------------
Class A           Maximum initial sales                            None         Initial sales charge waived
                  charge of 5.75% of the                                        or reduced for certain
                  public offering price                                         purchases

Class B           Maximum contingent deferred                     0.75%         Shares convert to Class A
                  sales charge of 4% of                                         shares six years after
                  redemption proceeds;                                          issuance
                  declines to zero after
                  six years

Class C           Contingent deferred sales                       0.75%         No conversion feature
                  charge of 1% of redemption
                  proceeds for redemptions
                  made during first year after
                  purchase

The minimum initial investment for each Fund is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                       Sales Charge
                                                                       ------------
                                                                                                Allowed
                                                                                              to Dealers
                                                                                                 as a
                                                                                              Percentage
                                                 As a                 As a Percentage             of
                                             Percentage of                of Net               Offering
               Amount of Purchase           Offering Price             Asset Value*              Price
               ------------------           --------------             ------------              -----
Less than $50,000                                 5.75%                    6.10%                  5.20%
$50,000 but less than $100,000                    4.50                     4.71                   4.00
$100,000 but less than $250,000                   3.50                     3.63                   3.00
$250,000 but less than $500,000                   2.60                     2.67                   2.25
$500,000 but less than $1 million                 2.00                     2.04                   1.75
$1 million and over                                .00**                    .00**                 ***

*     Rounded to the nearest one-hundredth percent.

** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

***   Commission is payable by KDI as discussed below.

Each Fund receives the entire net asset value of all its Class A shares sold. KDI, the Funds' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow to dealers up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Fund may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Fund or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Fund at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, .50% on the next $45 million and .25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedules, KDI will consider the cumulative amount invested by the purchaser in a Fund and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Fund or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et. al., Case No. 93 C 5231 (N.D.IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to .25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Fund, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI; (c) officers, directors, and employees of service agents of the Funds;
(d) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a

Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (e) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares may purchase a Fund's Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Fund's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Fund may be sold at net asset value through certain investment advisers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program under which such clients pay a fee to the investment advisor or other firm for portfolio management and other services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Funds. The Funds may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

Class A shares of a Fund may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Fund may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of .50% of the amount of Class A shares purchased.

Class A shares of a Fund may be purchased at net asset value by persons who purchase shares of the Fund through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares."

KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by the Funds for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter." Class B shares of a Fund will automatically convert to Class A shares of the same Fund six years after issuance on the basis of the relative net asset value per share. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Fund is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class C shares within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of .75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Fund for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund.

Each Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than KDI, to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on a Fund's behalf. Orders for purchase or redemption will be deemed to have been received by a Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the broker, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of a Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of a Fund at any time for any reason.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel or ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that
(a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares and the assessment of the administrative services fee with respect to each Class does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date.

REDEMPTION OR REPURCHASE OF SHARES

General. Any shareholder may require a Fund to redeem his or her shares. When shares are held for the account of a shareholder by the Funds' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Fund is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, EXPRESS-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by a Fund of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below) and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts, the Funds may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine.

The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Funds reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Fund has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the applicable Fund next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Fund can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Fund effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if The Adviser deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Funds currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Fund were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Funds reserve the right to terminate or modify this privilege at any time.


Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege. A contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and .50% if they are redeemed during the second year following purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

                                                Contingent
                                                 Deferred
                                                   Sales
Year of Redemption After Purchase                 Charge
---------------------------------                 ------
First                                               4%
Second                                              3%
Third                                               3%
Fourth                                              2%
Fifth                                               2%
Sixth                                               1%


The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Fund, (c) redemptions in connection with distributions qualifying under the hardship provisions of the Code and (d) redemptions representing returns of excess contributions to such plans.

Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a) or a participant-directed non-qualified deferred compensation plan described in Code Section 457; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Fund's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; (f) any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent; (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and
(h) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record has waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.

The rate of the contingent deferred sales charge under the schedule above is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in May, 1998 will be eligible for the 3% charge if redeemed on or after May 1, 1999. In the event no specific order is requested, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund or any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund or of the other listed Kemper Mutual Funds. A shareholder of a Fund or a Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A, Class B or Class C shares, as the case may be, of a Fund or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund or of the Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Fund, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


Redemption in Kind. Although it is each Fund's present policy to redeem in cash, if the Board determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Fund will satisfy the redemption request in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the SEC, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurred, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash.


SPECIAL FEATURES

Class A Shares--Combined Purchases. Each Fund's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund (available only upon exchange or conversion from Class A shares of another Kemper Mutual Fund), Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value Plus Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper Securities Trust and Kemper Equity Trust ("Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include:
(a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of such Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.

Class A Shares--Cumulative Discount. Class A shares of a Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Fund being purchased, the value of all Class A shares of the above mentioned Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.

Class A shares of a Fund purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of any Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Fund and Class B shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Fund and Class C shares of any Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of determining the contingent deferred sales charge that may be imposed upon the redemption of the shares received on exchange, amounts exchanged retain their original cost and purchase date.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, direction or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSVC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for Kemper Funds that are eligible for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Fund, a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the other Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.

EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Fund through an automatic investment program. With the Bank Direct Deposit Purchase Plan ("Bank Direct Deposit"), investments are made automatically (minimum $50 and maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSVC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Funds may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in the first year following the purchase) may be redeemed under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Funds.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts ("IRAs") with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE") IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold by the firm under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over' of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSVC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds. Non-cash compensation includes luxury merchandise and trips to luxury resorts. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Funds, or other funds underwritten by KDI.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Funds' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Such firms, including affiliates of KDI, may receive compensation from the Funds through the Shareholder Service Agent for these services. This prospectus should be read in connection with such firms' material regarding their fees and services.

The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders. Also, from time to time, each Fund may temporarily suspend the offering of shares of any Fund or class of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such Fund or class and to have dividends reinvested.

SHAREHOLDERS SHOULD DIRECT THEIR INQUIRIES TO KEMPER SERVICE COMPANY, 811 MAIN STREET, KANSAS CITY, MISSOURI 64105-2005 OR TO THE FIRM FROM WHICH THEY RECEIVED THIS PROSPECTUS.NET ASSET VALUE

The net asset value per share of each Fund is the value of one share and is determined separately for each class by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The per share net asset value of the Class B and Class C shares of the Fund will generally be lower than that of the Class A shares of the Fund because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

DIVIDENDS AND TAXES

[TO BE UPDATED]

DIVIDENDS. The Contrarian and High Return Equity Funds normally distribute quarterly dividends of net investment income and the Small Cap Value Fund and the Small Cap Relative Value Fund normally distribute annual dividends of net investment income. Each Fund distributes any net realized short-term and long-term capital gains at least annually.


Each Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of Kemper Funds.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. The Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, generally will not be liable for federal income taxes to the extent its earnings are distributed.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options, futures and forward contracts held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain net income or loss recognized will generally be treated as long-term and 40% as short-term. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that such Fund had unrealized gains in offsetting positions at year end.

Certain foreign currency-related gains and losses earned by a Fund may be treated as ordinary income or loss.

The current position of the Internal Revenue Service is to treat a fund, such as the Small Cap Relative Value Fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner, in applying the various regulated investment company qualification tests. These requirements may limit the extent to which the Small Cap Relative Value Fund may invest in partnerships, especially in the case of partnerships that do not invest primarily in a diversified portfolio of stocks and securities.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 of the prior calendar year, minus any overdistribution in the prior calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized. A shareholder who has redeemed shares of a Fund or other Kemper Mutual Fund listed in the prospectus under "Special Features -- Class A Shares -- Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares -- Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. If a shareholder of Class A shares redeems or otherwise disposes of such Class A shares less than ninety-one days after they are acquired and subsequently acquires shares of the Fund or of a Kemper Mutual Fund without payment of any sales charge (or for a reduced sales charge) pursuant to a reinvestment privilege acquired in connection with the Class A shares disposed of, then the sales charge on the Class A shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the Class A shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Investment income derived from certain American Depository Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

Each Fund's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class.


Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without adjusting to deduct the maximum sales charge.


Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. A Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following the purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged equity indexes including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Russell 1000 Value Index and the Russell 2000 Value Index. The performance of a Fund may also be compared to the combined performance of two indexes. The performance of a Fund may also be compared to the performance of other mutual funds or mutual fund indexes with similar objectives and policies as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index(Infinity) or various certificate of deposit indexes. Money market fund performance may be based upon, among other things, the IBC Financial Data, Inc.'s Money Fund Report@ or Money Market Insight@, reporting services on money market funds.

Performance of U.S. Treasury obligations may be based upon, among other things, various U.S. Treasury bill indexes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

A Fund may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund. A Fund may also discuss the relative performance of growth stocks versus value stocks.

Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. While the maximum sales charge is normally reflected in the Fund's Class A performance figures, certain total return calculations may not include such charge and those results would be reduced if it were included. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares within the first six years after purchase may be subject to a contingent deferred sales charge that ranges from 4% during the first year to 0% after six years. Redemption of the Class C shares within the first year after purchase may be subject to a 1% contingent deferred sales charge. Average annual total return figures do, and total return figures may, include the effect of the contingent deferred sales charge for the Class B shares and Class C shares that may be imposed at the end of the period in question. Performance figures for the Class B shares and Class C shares not including the effect of the applicable contingent deferred sales charge would be reduced if it were included.

Each Fund's returns and net asset value will fluctuate. Shares of a Fund are redeemable by an investor at the then current net asset value, which may be more or less than original cost. Redemption of Class B shares and Class C shares may be subject to a contingent deferred sales charge as described above. Additional information concerning each Fund's performance appears in the Statement of Additional Information. Additional information about each Fund's performance also appears in its Annual Report to Shareholders, which is available without charge from the applicable Fund.

The figures below show performance information for various periods for each Fund. Comparative information for certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The periods indicated were ones of fluctuating securities prices and interest rates.

CONTRARIAN FUND -- NOVEMBER 30, 1998

AVERAGE
ANNUAL TOTAL           Fund Class     Fund Class     Fund Class
RETURN TABLE            A Shares       B Shares       C Shares
------------            --------       --------       --------
Life of Class (+)         14.61%        21.69          21.99
Ten Years                 15.08           N/A            N/A
Five Years                19.22           N/A            N/A
Three Years               21.55         20.46          20.35
One Year                  12.63         15.32          18.25

(+) Since March 18, 1988 for Class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A -Not Available.

HIGH RETURN EQUITY FUND -- NOVEMBER 30, 1998

AVERAGE ANNUAL TOTAL          Fund Class      Fund Class       Fund Class
RETURN TABLE                   A Shares        B Shares         C Shares
------------                   --------        --------         --------
Life of Class (+)               18.41%           25.01            25.45
Ten Years                       18.60              N/A              N/A
Five Years                      21.27              N/A              N/A
Three Years                     22.57            23.44            23.93
One Year                         7.70            10.22            13.32

(+) Since March 18, 1988 for class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A - Not Available.

SMALL CAP VALUE FUND -- NOVEMBER 30, 1998

AVERAGE ANNUAL TOTAL         Fund Class      Fund Class     Fund Class
RETURN TABLE                  A Shares        B Shares       C Shares
------------                  --------        --------       --------
Life of Class (+)              12.60            6.32           6.98
Five Years                     13.06             N/A            N/A
Three Years                     8.93            9.53          10.27
One Year                      -20.54          -18.88         -16.37

(+) Since May 22, 1992 for Class A shares. Since September 11, 1995 for Class B and Class C shares.

N/A - Not Available.

SMALL CAP RELATIVE VALUE FUND -- SEPTEMBER 30, 1998


AVERAGE ANNUAL TOTAL              Fund Class      Fund Class     Fund Class
RETURN TABLE                       A Shares        B Shares       C Shares
------------                       --------        --------       --------
Life of Fund (+)                   -24.90%          -23.81         -21.32
One Year                              N/A              N/A            N/A

(+)   Since May 6, 1998 for Class A, B, and C shares.

FOOTNOTES FOR ALL FUNDS

(1) The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 5.75%. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B and Class C shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently; see "Redemption or Repurchase of Shares" in the prospectus.

Investors may want to compare the performance of a Fund to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured.

Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index(TM) for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.

Investors may want to compare the performance of a Fund to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC's Money Fund Report Averages(R) (All Taxable). As reported by IBC Financial Data, Inc., all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

The following tables compare the performance of the Class A shares of the Contrarian, High Return Equity and Small Cap Value Funds over various periods ended November 30, 1997 with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.


Contrarian Fund (Period ended 11/30/98)                   Growth & Income Funds
---------------------------------------                   ---------------------

Ten Years                                                    #65 of 146 funds
Five Years                                                   #45 of 298 funds
Three Years                                                 #170 of 459 funds
One Year                                                    #153 of 744 funds


The Lipper Growth & Income Funds category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.


High Return Equity Fund (Period ended 11/30/98)            Equity Income Funds
-----------------------------------------------            -------------------

Ten Years                                                      #1 of 41 funds
Five Years                                                     #1 of 84 funds
Three Years                                                   #1 of 141 funds
One Year                                                     #54 of 218 funds


The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities.


Small Cap Value Fund (Period ended 11/30/98)          Small Company Growth Funds
--------------------------------------------          --------------------------

One Year                                                    #549 of 620 funds
Three Years                                                 #162 of 352 funds
Five Years                                                   #57 of 198 funds


The Lipper Small Company Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.

Small Cap Relative Value Fund                         Small Company Growth Funds
-----------------------------                         --------------------------

One Year                                                         N/A

The Lipper Small Company Fund category includes funds that by prospectus or portfolio practice limit investments to companies on the basis of the size of the company.


OFFICERS AND BOARD MEMBERS


The officers and Board members of the Funds, their birthdates, their principal occupations and their affiliations, if any, with Scudder Kemper Investments, Inc. (the "Adviser") and Kemper Distributors, Inc. ("KDI"), or their affiliates are listed below. All persons named as Board members also serve in similar capacities for other funds advised by Scudder Kemper Investments, Inc.

All Funds:


JAMES E. AKINS (10/15/26), Board Member, 2904 Garfield Terrace N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

ARTHUR R. GOTTSCHALK (2/13/25), Board Member, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.


FREDERICK T. KELSEY (4/25/27), Board Member, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.

THOMAS W. LITTAUER (4/26/55), Board Member*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.


DANIEL PIERCE (3/18/34), Board Member*, 345 Park Avenue, New York, New York; Chairman of the Board and Managing Director, Scudder Kemper; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

FRED B. RENWICK (2/1/30), Board Member, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc.; Director, The Wartburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church of America.

JOHN B. TINGLEFF (5/4/35), Board Member, 2015 South Lake Shore Drive, Harbor Springs, Michigan; Retired; formerly, President, Tingleff & Associates (management consulting firm); formerly, Senior Vice President, Continental Illinois National Bank & Trust Company.

JOHN G. WEITHERS (8/8/33), Board Member, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

MARK S. CASADY (9/21/60), President*, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper.

PHILIP J. COLLORA (11/15/45), Vice President, Treasurer and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Scudder Kemper.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN R. HEBBLE (6/27/58), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.


BRENDA LYONS, (2/21/63) Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.


MAUREEN E. KANE (2/14/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Scudder Kemper; Vice President, KDI.


Kemper Value Series, Inc. only:


THOMAS H. FORESTER (12/15/58), Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper; formerly, senior portfolio manager of an unaffiliated investment management firm from 1995 to 1997; formerly, portfolio manager for an unaffiliated investment management firm from 1992 to 1995.

FREDERICK L. GASKIN (12/18/61), Vice President*, 345 Park Avenue, New York, New York; Vice President, Scudder Kemper; formerly, vice president and portfolio manager for an unaffiliated investment management firm from 1993 to 1996.



THOMAS F. SASSI (11/7/42), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996.

STEVEN T. STOKES (7/18/62), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, portfolio manager and financial analyst for an unaffiliated investment management firm from 1986 to 1996.


Kemper Securities Trust only:


KATHRYN L. QUIRK (12/3/52), Trustee*, see above.



PHILIP S. FORTUNA (11/30/57), Vice President*, 101 California Street, Suite 4100, San Francisco, California; Managing Director, Scudder Kemper.

LORI J. ENSINGER (12/12/61), Vice President*, 345 Park Avenue, New York, New York; Senior Vice President, Scudder Kemper.

*     "Interested persons" as defined in the 1940 Act.


TO BE UPDATED: The Board members and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts from Kemper Value Series, Inc. ("KVS") paid or accrued to those directors who are not designated "interested persons" during the fiscal period January 1, 1997 through November 30, 1997. The table below also shows estimated amounts from Kemper Securities Trust (the "Trust"), including estimated amounts from Small Cap Relative Value Fund, paid or accrued to such trustees for the current fiscal year. The total compensation from the Kemper Fund complex is for the 1998 calendar year.

[TO BE UPDATED]

                              Aggregate Compensation     Aggregate Compensation      Total Compensation from Kemper Fund
Name of Board Members                From KVS                 from the Trust           Complex Paid to Board Members (2)
---------------------                --------                 --------------           ---------------------------------
James E. Akins                             $                          $                                  $
Arthur R. Gottschalk(1)                    $                          $                                  $
Frederick T. Kelsey                        $                          $                                  $
Fred B. Renwick                            $                          $                                  $
John B. Tingleff                           $                          $                                  $
John G. Weithers                           $                          $                                  $

(1) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with certain Kemper funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds - Zurich Money Market Fund. The total deferred amount and interest accrued for the fiscal period ended November 30, 1997 for KVS is $14,500 for Mr. Gottschalk.

(2) Includes compensation for service on the boards of 13 Kemper funds with 39 fund portfolios. Each board member currently serves as a board member of 14 Kemper Funds with 44 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper Investments, Inc. to the board members for meetings regarding the combination of Scudder and ZKI. Such amounts totaled $42,800, $40,100, $39,000, $42,900, $42,900, and $42,900
      for Messrs. Akins, Gottschalk, Kelsey, Renwick, Tingleff and Weithers, respectively.


As of March 31, 1998, the officers and Board members as a group owned less than 1% of each Fund, and, as of April 24, 1998, The Adviser owned all of the outstanding shares of the Small Cap Relative Value Fund.


Principal Holders of Securities  [TO BE UPDATED]


As of December 31, 1998 the following owned of record more than 5% of the outstanding stock of the funds, as set forth below.

Kemper Contrarian Fund

Name and Address                                 Class               Percentage
----------------                                 -----               ----------
National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                A                    5.65

Everen Securities, Inc.
111 E Kilbourn Ave
Milwaukee, WI  53202                               B                    5.40

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                B                    9.82

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             B                    5.97

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                C                    5.06

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             C                    5.41

MLPF&S for the Sole Benefit of ITS
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246                            C                   14.03

Kemper-Dreman High Return Equity Fund

Name and Address                                 Class               Percentage
----------------                                 -----               ----------
National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                A                   10.49

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             A                    6.94

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                B                   11.92

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             B                    8.45

MLPF&S for the Sole Benefit of ITS
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246                            B                    6.14

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                C                    8.32

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             C                    9.07

MLPF&S for the Sole Benefit of ITS
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246                            C                   16.89

Kemper Small Cap Value Fund

Name and Address                                 Class               Percentage
----------------                                 -----               ----------
National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                A                    6.49

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             A                    8.43

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                B                   12.36

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             B                    8.49

MLPF&S for the Sole Benefit of ITS
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246                            B                    9.86

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                C                    8.23

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             C                    7.77

MLPF&S for the Sole Benefit of ITS
Customers
Attn Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL  32246                            C                   26.02

Kemper Small Cap Relative Value Fund

Name and Address                                 Class               Percentage
----------------                                 -----               ----------
SSC Investment Corp.
345 Park Ave
New York, NY  10154                                A                   20.90

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             A                    7.98

Arthur L Novom & Harriett Novom TTEE
30716 Rue De La Pierre
Rncho Pls Vrd, Ca 90275                            A                    9.35

Burton A. Liebross TTEE
Valley Internal Medicine 401K
15215 Sutton St
Sherman Oaks, Ca  91403                            A                   12.05

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                B                    9.78

Donaldson Lufkin Jenrette
Securities Corp. Inc.
PO Box 2052
Jersey City, NJ  07303                             B                   45.19

National Financial Svcs Corp.,
200 Liberty Street
New York, NY  10281                                C                   14.78

Michael S Kirwin
10 Walnut DR
Howell, NJ  07731                                  C                    8.05

Investors Fiduciary Tr Co Cust
3800 Atlantic Ave Apt 904
Virginia Bch, VA  23451                            C                    5.25

Louise D. Formyduval & Marguerite Fur &
Alice F Walker JTWOS
PO Box 487
Onley, VA  23418                                   C                    5.64

Terry E Sanchez & Donna K. Sanchez
JTWROS
1852 Samarkand PL
Glendale, CA  91208                                C                   18.00

SHAREHOLDER RIGHTS


The Contrarian, High Return Equity and Small Cap Value Funds are each a series of Kemper Value Series, Inc. ("KVS"). KVS was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 3,000,000,000 shares of $.01 par value common stock. In March, 1998, KVS changed its name from Kemper Value Fund, Inc. to Kemper Value Series, Inc. and in July, 1997, KVS changed its name from Kemper-Dreman Fund, Inc. to Kemper Value Fund, Inc. In September, 1995, KVS changed its name from Dreman Mutual Group, Inc. to Kemper-Dreman Fund, Inc. The Small Cap Relative Value Fund is a series of Kemper Securities Trust (the "Trust"). The Trust was organized as a business trust under the laws of Massachusetts on October 2, 1997. The Trust may issue an unlimited number of shares of beneficial interest in one or more series, all having a par value of $.01, which may be divided by the Board into classes of shares. Since KVS and the Trust may offer multiple funds, each is known as a "series company." Currently, KVS offers four classes of shares of each Fund. These are Class A, Class B and Class C shares, as well as Class I shares, which have different expenses, that may affect performance, and are available for purchase exclusively by the following investors: (a) tax-exempt retirement plans of The Adviser and its affiliates; and (b) the following investment advisory clients of The Adviser and its investment advisory affiliates that invest at least $1 million in a Fund: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations. Currently, the Trust offers three classes of shares of the Small Cap Relative Value Fund--Class A, Class B and Class C shares. The Board may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objectives, policies and restrictions. Shares of a Fund have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to the Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of the Fund. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Board of Directors of KVS and the Board of Trustees of the Trust may, to the extent permitted by applicable law, have the right at any time to redeem from any shareholder, or from all shareholders, all or any part of any series or class, or of all series or classes, of the shares of KVS and the Trust.


The Fund's activities are supervised by the Trust's Board of Trustees.

Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Trust's Declaration of Trust. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund and all additional portfolios (e.g., election of directors), means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. The term "majority", when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or any other single portfolio (e.g., annual approval of investment management contracts), means the vote of the lesser of (i) 67% of the shares of the portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the portfolio.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than one) with cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed at any meeting of shareholders by vote of two-thirds of the Outstanding Shares. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Trustee or Trustees when requested in writing to do so by the holders of not less than ten percent of the Outstanding Shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and, except as otherwise required by law, the act of a majority of the Trustees present at any such meetings, at which a quorum is present, shall be the act of the Trustees.

The Small Cap Relative Value Fund is a series of Kemper Securities Trust (formerly Kemper Growth and Income Fund) (the "Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), dated October 1, 1997.


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Small Cap Relative Value Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Small Cap Relative Value Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Small Cap Relative Value Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Small Cap Relative Value Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by The Adviser to be remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.


The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a proportionate share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.


The Funds are not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing Board members, changing fundamental policies or approving an investment management agreement. KVS will call a meeting of shareholders, if requested to do so by the holders of at least 10% of KVS's outstanding shares. In the case of a meeting called to consider removal of a Board member or Board members, KVS or the Trust will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. If shares of more than one Fund are outstanding, shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Board members, or when voting by class is appropriate.


Master/Feeder Structure. The Board of Trustees of the Trust may determine, without further shareholder approval, in the future that the objectives of the Small Cap Relative Value Fund would be achieved more effectively by investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management or distribution channels at the feeder fund level. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gains or loss, or by contributing its assets to the master fund and avoiding transaction costs and the realization of taxable gain or loss.

REPORT OF INDEPENDENT AUDITORS

[TO BE UPDATED]

                            KEMPER VALUE SERIES, INC.

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                   (a)(1)                   Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(2)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(3)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(4)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(5)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(6)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(7)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(8)                   Articles of Amendment to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 15 to
                                            Registrant's Registration Statement on Form N-1A which was filed on February
                                            29, 1996.)

                   (a)(9)                   Articles of Amendment to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                                Part C - Page 2

                  (a)(10)                   Articles Supplementary to Articles of Incorporation of Registrant.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                    (b)                     By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)

                    (c)                     Text of Stock Certificate.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            September 8, 1995)

                   (d)(1)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Contrarian Fund and Scudder Kemper Investments, Inc. dated September
                                            7, 1998.  Filed herein.

                   (d)(2)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper-Dreman High Return Equity Fund and Scudder Kemper Investments, Inc.
                                            dated September 7, 1998. Filed herein.

                   (d)(3)                   Investment Management Agreement (IMA) between the Registrant, on behalf of
                                            Kemper Small Cap Value Fund and Scudder Kemper Investments, Inc. dated
                                            September 7, 1998. Filed herein.

                   (d)(4)                   Sub-Advisory Agreement between Scudder Kemper Investments, Inc. and Dreman
                                            Value Management, L.L.C. dated September 7, 1998 (Kemper-Dreman High Return
                                            Equity Fund).  Filed herein.

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc. dated August 1, 1998. Filed herein.

                   (e)(2)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Kemper Distributors, Inc. dated September 7, 1998. Filed herein.

                    (f)                     Selling Group Agreement. Filed herein.

                   (g)(1)                   Custodian Agreement between the Registrant, on behalf of Kemper Value Fund,
                                            Inc., and Investors Fiduciary Trust Company.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            September 8, 1995)

                   (h)(1)                   Agency Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to
                                            Registrant's Registration Statement on Form N-1A which was filed on
                                            September 8, 1995)

                   (h)(2)                   Supplement to Agency Agreement between Registrant and Investors Fiduciary
                                            Trust Company dated June 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on


                                Part C - Page 3

                                            January 30, 1998.)

                   (h)(3)                   Administrative Services Agreement between the Registrant and Kemper
                                            Distributors, Inc. dated April 1, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                   (h)(4)                   Fund Accounting Agreement between Kemper Contrarian Fund and Scudder Fund
                                            Accounting Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                   (h)(5)                   Fund Accounting Agreement between Kemper-Dreman High Return Equity Fund and
                                            Scudder Fund Accounting Corporation dated December 31, 1997.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                   (h)(6)                   Fund Accounting Agreement between Kemper Small Cap Value Fund and Scudder
                                            Fund Accounting Corporation dated December 31, 1997.
                                             (Incorporated by reference to Post-Effective Amendment No. 21 to the
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1998.)

                    (i)                     Inapplicable.

                    (j)                     Report and Consent of Independent Auditors. Filed herein.

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                   (m)(1)                   Rule 12b-1 Plan between Kemper Contrarian Fund (Class B Shares) and Kemper
                                            Distributors, Inc., dated September 7, 1998. Filed herein.

                   (m)(2)                   Rule 12b-1 Plan between Kemper Contrarian Fund (Class C Shares) and Kemper
                                            Distributors, Inc., dated September 7, 1998. Filed herein.

                   (m)(3)                   Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class B
                                            Shares) and Kemper Distributors, Inc., dated September 7, 1998. Filed herein.

                   (m)(4)                   Rule 12b-1 Plan between Kemper-Dreman High Return Equity Fund (Class C
                                            Shares) and Kemper Distributors, Inc., dated September 7, 1998. Filed herein.

                   (m)(5)                   Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class B Shares) and
                                            Kemper Distributors, Inc., dated September 7, 1998. Filed herein.

                   (m)(6)                   Rule 12b-1 Plan between Kemper Small Cap Value Fund (Class C Shares) and
                                            Kemper Distributors, Inc., dated September 7, 1998 Filed herein.

                    (n)                     Financial Data Schedule. Filed herein.



                                Part C - Page 4

                    (o)                     Rule 18f-3 Plan.
                                            (Incorporated by reference to Post-Effective Amendment No. 21 to
                                            Registrant's Registration Statement on Form N-1A which was filed on January
                                            30, 1996.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*
                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**


                                Part C - Page 5

                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member, Group Executive Board, Zurich Financial Services, Inc.##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO and Member, Group Executive Board, Zurich Financial Services, Inc.##
                           CEO/Branch Offices, Zurich Life Insurance Company##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**



                                Part C - Page 6

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper  Distributors,   Inc.  acts  as  principal  underwriter  of  the
         Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Director and Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Vice        None
                                           President

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None



                                Part C - Page 7

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.


                                Part C - Page 8

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 25th day of January, 1999.


                                                 By: /s/Mark S. Casady
                                                     ---------------------------
                                                     Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 25, 1999 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE
---------                                   -----

/s/Daniel Pierce*                           Chairman and Trustee
--------------------------------------

/s/James E. Akins*                          Trustee
--------------------------------------

/s/Arthur R. Gottschalk*                    Trustee
--------------------------------------

/s/Frederick T. Kelsey*                     Trustee
--------------------------------------

/s/Thomas W. Littauer
--------------------------------------
Thomas W. Littauer                          Trustee

/s/Fred B. Renwick*                         Trustee
--------------------------------------

/s/John B. Tingleff*                        Trustee
--------------------------------------

/s/John G. Weithers*                        Trustee
--------------------------------------

                                            Treasurer (Principal Financial
/s/John R. Hebble                           and Accounting Officer)
--------------------------------------
John R. Hebble

                                                 By:     /s/Philip J. Collora
                                                         -----------------------
                                                         Philip J. Collora*





* Philip J. Collora signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed on January 30, 1998.

                                                          File No. 33-18477
                                                          File No. 811-5385


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 23
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 25

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                            KEMPER VALUE SERIES, INC.

                            KEMPER VALUE SERIES, INC.

                                  EXHIBIT INDEX




                               Exhibit        (d)(1)
                               Exhibit        (d)(2)
                               Exhibit        (d)(3)
                               Exhibit        (d)(4)
                               Exhibit        (e)(1)
                               Exhibit        (e)(2)
                               Exhibit          (f)
                               Exhibit          (j)
                               Exhibit        (m)(1)
                               Exhibit        (m)(2)
                               Exhibit        (m)(3)
                               Exhibit        (m)(4)
                               Exhibit        (m)(5)
                               Exhibit        (m)(6)
                               Exhibit          (n)